                                                                    EXHIBIT 10.9


                                     LEASE

                                    Between

                        DIGITAL EQUIPMENT CORPORATION,

                                  as Landlord

                                      and

                              YURIE SYSTEMS, INC.

                                   AS TENANT


                          DATED AS OF  APRIL 18, 1997

                               TABLE OF CONTENTS


ARTICLE 1.0  PARTIES, PREMISES, AND DEFINITIONS...............  1
-----------------------------------------------

Section 1.1   Parties, Premises, Business Terms...............  1

Section 1.2   Other Definitions...............................  2

ARTICLE 2.0 LEASING CLAUSES...................................  5
----------------------------

Section 2.1   Grant of Lease..................................  5

      2.1.1   Delivery of Possession..........................  5
              ----------------------

Section 2.2   Encumbrances, Exceptions, and Reservations......  5

Section 2.3   Use.............................................  5

Section 2.4   Lease Term......................................  5

      2.4.1   Memorialization.................................  5
              ---------------

Section 2.5  Option to Extend.................................  5

      2.5.1  Extension Term Basic Rent........................  6

      2.5.2  Determination of Market Rent.....................  6

Section 2.6  Independent Covenant to Pay Rent;
             Manner of Payment; Net Lease.....................  7

Section 2.7  Application of Payments..........................  7

ARTICLE 3.0 RENT..............................................  7
-----------------

Section 3.1  Basic Rent, Other Additional Rent................  7

      3.1.1  Other Additional Rent............................  8
             ---------------------

Section 3.2  Cost Reimbursement...............................  8

      3.2.1  Cost Reimbursement...............................  8
             ------------------
      3.2.2  Method of Payment................................  8
             ------------------
      3.2.3  Record Keeping...................................  9
             ------------------

Section 3.3  Property Taxes................................... 10

      3.3.1  Tax Definitions.................................. 10
             ---------------

      3.3.2  Abatement........................................ 10
             ---------

                                      (i)

ARTICLE 4.0  TENANT'S COVENANTS; LANDLORD'S COVENANTS ................  11
------------------------------------------------------

Section 4.1  Tenant's Covenants.......................................  11
      4.1.1  Rent and other Payments; Independent Covenant............  11
             ---------------------------------------------
      4.1.2  Care of Premises.........................................  11
             ----------------
      4.1.3  Glass, Facade............................................  12
             ------------
      4.1.4  Obstructions.............................................  12
             -----------
      4.1.5  Yielding Up of Premises on Termination or Expiration.....  13
             ----------------------------------------------------
      4.1.6  Overloading, Nuisance, Flammables, Increase in
             ----------------------------------------------
             Insurance Premiums ......................................  13
             ------------------
      4.1.7  Compliance with Laws; Safety; Health.....................  13
             ------------------------------------
      4.1.8  No Assignment or Subletting..............................  14
             ---------------------------
      4.1.9  Tenant's Alterations.....................................  16

     4.1.10  Licenses and Permits.....................................  17
             --------------------
     4.1.11  Indemnification; Release.................................  17
             ------------------------
     4.1.12  Insurance................................................  18
             ---------
     4.1.13  Vending Machines [INTENTIONALLY DELETED].................  20
             ----------------
     4.1.14  No Interference..........................................  20
             ---------------
     4.1.15  Early Possession.........................................  20
             ----------------
     4.1.16  Floor Load; Deliveries...................................  20
             ----------------------
     4.1.17  Keys.....................................................  21
             ----
     4.1.18  Security Alarm...........................................  21
             --------------
     4.1.19  Signage..................................................  21
             -------

Section 4.2  Tenant's Expense ........................................  21

Section 4.3  Services Provided [INTENTIONALLY DELETED]................  21

Section 4.4  Landlord Maintenance ....................................  21

Section 4.5  Landlord's Insurance ....................................  21

Section 4.6  Enforcement of Legal Requirements .......................  22

ARTICLE 5.0  HAZARDOUS SUBSTANCES.....................................  22
---------------------------------

Section 5.1  Hazardous Substances.....................................  22

     Section 5.2  Permitted Activities and Permitted Materials .......  22
     ---------------------------------------------------------
     Section 5.3 Tenant's Obligations ................................  23
     --------------------------------
     Section 5.4  Landlord's Obligations .............................  24
     -----------------------------------

ARTICLE 6.0  TENANT'S DEFAULT.........................................  24
-----------------------------

Section 6.1  Event of Default ........................................  25
      6.1.1  Written Notice of Termination............................  25
             -----------------------------
      6.1.2  Bankruptcy...............................................  25
             ----------

                                      (ii)

Section 6.2  Certain Remedies...........................................  25

      6.2.1  Liquidated Damages.........................................  26
             ------------------
      6.2.2  No Limitation..............................................  26
             -------------
      6.2.3  Right to Equitable Relief..................................  26
             -------------------------

Section 6.3  Landlord's Right To Cure Tenant's Default .................  27
------------------------------------------------------

ARTICLE 7.0  CASUALTY AND CONDEMNATION..................................  27
--------------------------------------

Section 7.1  Casualty...................................................  27

Section 7.2  Tenant's Property .........................................  28

Section 7.3  Taking.....................................................  28

Section 7.4  Awards ....................................................  28

ARTICLE 8.0  SECURITY DEPOSIT...........................................  28
-----------------------------

Section 8.1  Security Deposit; Amount, Form ............................  29

Section 8.2  Use of Security Deposit Upon an Event of Default ..........  29

ARTICLE 9.0  GENERAL MATTERS............................................  29
----------------------------

Section 9.1  Condition of Premises .....................................  29

Section 9.2  Mortgage Provisions .......................................  30

      9.2.1  Lease Subordinate..........................................  31
             -----------------

      9.2.2  Lease Superior.............................................  31
             --------------

      9.2.3  Self-Operative.............................................  31
             --------------

Section 9.3  Approvals by Landlord......................................  31

Section 9.4  Access to Premises; Landlord's Right to Repair.............  32

      9.4.1  Viewing, Inspecting, Repairing.............................  32
             ------------------------------
      9.4.2  Right to Remove Certain Items and Improvements.............  32
             ----------------------------------------------
      9.4.3  Right to Affix "For Lease" Sign............................  32
             -------------------------------

Section 9.5  Late Payments, Additional Rent.............................  32

Section 9.6  Cumulative Effect..........................................  32

                                     (iii)

Section 9.7   Estoppel Certificates......................................  33

Section 9.8   Broker.....................................................  33

Section 9.9   When Lease is Binding on Landlord..........................  33

Section 9.10  Holding Over ..............................................  34

Section 9.11  Captions; Rules of Construction............................  34

Section 9.12  Notices ...................................................  34

Section 9.13  No Waiver, No Exhaustion of Landlord's Rights .............  35

Section 9.14  Landlord Liability ........................................  35

Section 9.15  No Invalidity .............................................  35

Section 9.16  No Recording ..............................................  35

Section 9.17  Enforcement Costs; No Jury Trial or Counterclaims .........  36

Section 9.18  Interruption in Services and Utilities;
              Landlord's Right to Erect Obstructions.....................  36

Section 9.19  Effect of Unavoidable Delays...............................  36

Section 9.20  Quiet Enjoyment ...........................................  36

Section 9.21  Landlord's Default ........................................  37
      9.21.1  Tenant's Other Remedies....................................  37
              -----------------------

Section 9.22  Tenant's Designee..........................................  37

Section 9.23  Losses and Claims .........................................  38

Section 9.24  Complete Agreement, Amendment, No Representations..........  38

ARTICLE 10.0  ADDITIONAL PROVISIONS......................................  38
-----------------------------------

Section 10.1  Tenant Fit-Up .............................................  38

                                      (iv)

                ARTICLE 1.0  PARTIES, PREMISES, AND DEFINITIONS.
                -----------------------------------------------


Section 1.1   Parties, Premises, Business Terms.  The date of this Lease,
-----------------------------------------------
the parties to this Lease ("Landlord" and "Tenant"), and the premises ("Premises") covered hereby are as follows, and the following terms have the following meanings.:



DATE OF THIS LEASE:             As of  April 18 ,1997
------------------

TENANT:                         Yurie Systems, Inc., a Delaware Corporation
------

TENANT'S MAILING ADDRESS:       8301 Proffessional Place
------------------------        Landover, Maryland  20785

LANDLORD:                       Digital Equipment Corporation, a
--------                        Massachusetts corporation

BUILDING:                       The building known and numbered as 8301
--------                        Professional Place, Landover, Maryland,
                                20785 as shown on the sketches attached
                                hereto as Exhibit A.

LAND:                           The land on which the building is located in
----                            Prince George's County, Maryland, more
                                particularly described in Exhibit B attached hereto.

PREMISES:                       The land and the building.
---------

RENTABLE AREA:                  The rentable area of the building is 137,000
-------------                   rentable square feet.

PERMITTED USES:                 General office, research and development and
--------------                  final assembly and testing of Tenant's
                                products.

LEASE COMMENCEMENT DATE:        July 1, 1997
-----------------------

RENT COMMENCEMENT DATE:         December 1, 1997
----------------------

LEASE EXPIRATION DATE:          November 30, 2004
---------------------

EXTENSION TERM:                 See Section 2.5.
--------------

ANNUAL BASIC RENT:              See Section 3
-----------------

MINIMUM LIABILITY INSURANCE
---------------------------

COVERAGE:                       $3,000,000
---------

SECURITY DEPOSIT:               $97,041.66 plus letter of credit ("Letter of
----------------                Credit") in favor of Landlord of One Million
                                Dollars ($1,000,000) as defined in Section 8.1.

BROKERS:                        Koll Management Services, Inc.
--------                        Barnes, Morris, Pardoe & Foster, Inc.

EXHIBITS:                       The following Exhibits are attached and
--------                        incorporated by reference into this Lease:


                                Exhibit A   Plan of Building
                                Exhibit B   Legal Description of Land
                                Exhibit C   Construction Insurance Requirements
                                Exhibit D   INTENTIONALLY DELETED
                                Exhibit E   Tenant Fit-Up
                                Exhibit F   Maintenance Specifications
                                Exhibit G   Letter of Credit to be Obtained
                                             by Tenant
                                Exhibit H   Furniture to be used by Tenant


Section 1.2  Other Definitions.  Certain of the other definitions used in
------------------------------
this Lease are set forth or referred to below:

     ADA:  See Subsection 4.1.7.
     ---

     Annual Cost Statement:  See Subsection 3.2.2.
     ---------------------

     Annual Cost Estimate:  See Subsection 3.2.2.
     --------------------

     Authorizations:  All franchises, licenses, permits, approvals, variances,
     --------------
     certificates, special permits, and other consents issued by Governmental Authorities pursuant to Legal Requirements which are or may be required for, or applicable to, the Land, the Building, the use and occupancy of the Premises and/or the conduct or continuation of one or more of the Permitted Uses therein.


     Basic Rent:
     ----------
        July 1, through November 30, 1997:            $     -0-   per month
        December 1, 1997 through November 30, 1998: $ 97,041.66 per month December 1, 1998 through November 30, 1999: $ 99,467.71 per month
        December 1, 1999 through  November 30, 2000:  $101,954.39 per month
        December 1, 2000 through  November 30, 2001:  $104,503.24 per month
        December 1, 2001 through  November 30, 2002:  $107,115.82 per month
        December 1, 2002 through  November 30, 2003:  $109,793.71 per month
        December 1, 2003 through  November 30, 2004:  $112,538.55 per month

     Construction Work:  See Subsection 4.1.9.
     -----------------

     Cost Reimbursement:  See Subsection 3.2.1.
     ------------------

     Environmental Law:  See Section 5.1.
     -----------------

     Event of Default:  See Section 6.1.
     ----------------

     Extension Term:  See Section 2.5.
     --------------

     Fiscal Year:  The year-long period commencing on July 1, 1996 and each
     -----------
     successive year-long period of the Lease Term commencing on an anniversary of that July 1. If the Lease Commencement Date does not fall on July 1, or if the Lease Expiration Date (or the date of earlier termination of this Lease) does not fall on June 30, the term "Fiscal Year" shall (as to the period in which such commencement, expiration, or termination occurs) mean the portion of such year-long period after the commencement or before such expiration (or earlier termination), as the case may be.

     Governmental Authority:  The United States of America, the State of
     ----------------------
     Maryland, the municipality in which the Premises are located, the county in which said municipality is located, and any political subdivision of any of them and any agency, department, commission, court, board, bureau, or instrumentality of any of them.

     Hazardous Substances:  See Section 5.1.
     --------------------

     Insurance Requirements:  All terms and provisions of any policy of
     ----------------------
     insurance maintained by Landlord or Tenant and applicable to all or any part of the Premises and all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (and any other body exercising similar functions) applicable to or affecting any condition, operation, use, or occupancy of the Premises, the sidewalks adjoining the Land, or any part or parts thereof.


     Involuntary Rate: The Prime Rate plus four percent (4%) per annum, but not
     ----------------
     in excess of 18% per annum, but if such interest rate should ever exceed that permitted by law, the highest interest rate permitted by law shall be applicable.


     Lease Term:  The period commencing on the Lease Commencement Date and
     ----------
     ending on the Lease Expiration Date, as the same may be extended pursuant to Section 2.5, unless sooner terminated as provided in this Lease.


     Legal Requirements:  All statutes, codes, acts and ordinances including
     ------------------
     zoning by-laws and ordinances, building, health, and, safety codes, historic preservation laws, and environmental protection laws (and all rules and regulations thereunder), all executive orders and other administrative orders, the terms and conditions of all Authorizations, and all judgments, decrees, injunctions, and other judicial orders of or by any Governmental Authority which may at any time be applicable to parts or appurtenances the Land, or the Building, or the sidewalks adjoining the Land, or to any condition or use thereof.

     Market Rent:  See Section 2.5.
     -----------

     Mortgage:  See Section 9.2.
     --------

     Permitted Activities:  See Section 5.2.
     --------------------

     Permitted Materials:  See Section 5.2.
     -------------------

     Prime Rate:  The prime commercial rate or "base rate" of interest, so-
     ----------
     called, as published from time to time by The Wall Street Journal or, if discontinued, such other standard as shall then be recognized by the banking community as having replaced the "prime rate."


     Property Taxes:  See Subsection 3.3.1.
     --------------


     Rent:  The total of Basic Rent and additional rent.  The term "additional
     ----
     rent" includes without limitation all payments (other than Basic Rent) required to be paid by Tenant to Landlord in this Lease. See Article 3.0.


     Rent Payment Day:  See Section 2.6.
     ----------------

     Rentable Area:  The number of square feet as stated in Section 1.1,
     -------------
     whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Building so long as such work is done in accordance with this Lease.


     Security Deposit:  See Section 8.1.
     ----------------

     Structural Components:  See Section 4.4.
     ---------------------

     Tax Year:  See Subsection 3.3.1.
     --------

     Tenant's Designee:  See Section 9.22.
     -----------------

     Tenant's Fit-Up:  See Section 10.1.
     ---------------

     Tenant's Fit-Up Allowance:  See Section 10.1.
     -------------------------

                         ARTICLE 2.0 LEASING CLAUSES.
                         ---------------------------

Section 2.1   Grant of Lease.  Landlord hereby leases unto Tenant, and Tenant
----------------------------
hereby takes and hires from Landlord, the Premises on the terms, covenants, provisions, and conditions set forth in this Lease.


          2.1.1  Delivery of Possession.  Landlord shall deliver possession of
                 ----------------------
of the Premises to Tenant upon the Lease Commencement Date.


Section 2.2   Encumbrances, Exceptions, and Reservations.  The Premises are
--------------------------------------------------------
hereby leased subject to existing party wall agreements, easements, restrictions, rights, and encumbrances. Tenant's rights to possession and use of the Premises are subject to the provisions of this Lease, applicable Insurance Requirements, and applicable Legal Requirements.


Section 2.3   Use.  The Premises may be used (whether by the named Tenant, by
-----------------
any subsequent holder of the tenant interest hereunder, or by others) only for the Permitted Uses, and no others. Landlord makes no representations regarding whether or not the Permitted Uses require Authorizations or comply with Legal Requirements or Insurance Requirements, and Tenant agrees to make its own investigation of the same. Tenant covenants to use the Premises only for the Permitted Uses set forth in Article 1.0.


Section 2.4   Lease Term.  The Premises are hereby leased by Landlord to Tenant
------------------------
for the Lease Term. Tenant waives any right to rescind this Lease by reason of, or to recover any damages which may result from, Landlord's failure to deliver possession of the Premises on the Lease Commencement Date. Regardless of the Date of this Lease or the date of delivery, Landlord shall have no obligation to deliver to Tenant possession of the Premises until the Lease Commencement Date, and the Lease Commencement Date shall be deemed postponed until possession is delivered to Tenant; provided, however, that if Landlord has not delivered possession of the Premises to Tenant on or before May 1, 1997, Tenant may terminate this Lease by written notice to Landlord given not later than ten days following such date.


          2.4.1  Memorialization. Once the Lease Commencement Date and Rent
                 ---------------
Commencement Date for the Premises has been established, within ten days after the request of either party, the other party shall execute and deliver a written acknowledgment, setting forth: the Lease Commencement Date, the Rent Commencement Date, the original Lease Expiration Date, and the earliest and latest date for notice of exercise of Tenant's option to extend pursuant to
Section 2.5.


Section 2.5   Option to Extend.  Tenant shall have the option, to be exercised
------------------------------
hereinafter provided, to extend the original Lease Term for one Five (5) year period, commencing on the day following the original Lease Expiration Date and expiring on the Fifth anniversary of the original Lease Expiration Date (the "Extension Term"), provided that (i) there is at the time of exercise no then existing Event of Default on the part of Tenant, and (ii) that this Lease otherwise remains in full force and effect. The Extension Term shall be upon the same terms and conditions as provided in this Lease, except that (A) the Annual Basic Rent shall be determined as provided in

Subsection 2.5.1, and (B) Tenant shall have no further right to extend the Lease Term. Tenant's option is exercisable by notifying Landlord in writing at least 365 days but not more than 455 days prior to the original Lease Expiration Date. Upon such exercise, the Lease Expiration Date shall be deemed to be extended for the Extension Term without the execution of any further lease or other instrument; provided, however, that the Annual Basic Rent is established in accordance with Subsection 2.5.1 or Subsection 2.5.2; and provided, further, that if there is an outstanding Event of Default on the date when the Extension Term is scheduled to commence, at Landlord's election, Tenant's exercise of its option to extend the Lease Term shall be null and void, the Lease Term shall terminate on the original Lease Expiration Date, and Landlord shall be free to lease the Premises or put the Premises to such other use as Landlord sees fit.


          2.5.1  Extension Term Basic Rent.  The Annual Basic Rent for the
                 -------------------------
Extension Term shall be ninety-five percent (95%) of the Market Rent for the Premises as of the original Lease Expiration Date, determined as hereinafter provided. Landlord and Tenant shall have thirty days after Landlord receives notice of Tenant's election to extend the Lease Term in which to agree on the Annual Basic Rent for the Extension Term. If the parties are able to agree on the Annual Basic Rent for the Extension Term within that period, the parties shall execute an amendment to this Lease setting forth the Annual Basic Rent for the Extension Term. If the parties are unable to agree on the Annual Basic Rent for the Extension Term within that period, either party may elect to have the Market Rent for the Premises determined as provided in Subsection 2.5.2. If neither party elects to have the Market Rent for the Premises determined as provided in Subsection 2.5.2, Tenant's exercise of its option to extend the Lease Term shall be null and void, this Lease shall terminate on the original Lease Expiration Date, and Landlord shall be free to lease the Premises or put the Premises to such other use as Landlord sees fit.


          2.5.2   Determination of Market Rent.  If the parties are not able to
                  ----------------------------
agree on the Market Rent of the Premises for the Extension Term within the thirty day period provided for by Subsection 2.5.1, then within five days following the expiration of such period, either party may notify the other party that it has elected to proceed under this Subsection 2.5.2 to determine the Market Rent for the Premises. If neither party so notifies the other party within such five day period, Tenant's exercise of its option to extend the Lease Term shall be null and void, this Lease shall terminate on the original Lease Expiration Date, and Landlord shall be free to lease the Premises or put the Premises to such other use as Landlord sees fit. If either party so notifies the other party that it wishes to have the Market Rent for the Premises for the Extension Term determined pursuant to this Subsection 2.5.2, then each party, at its cost and by giving notice to the other party, within fifteen days after the expiration of the thirty-day period provided for by Subsection 2.5.1, shall appoint an independent real estate appraiser with at least ten years' full-time commercial appraisal experience in the area in which the Premises are located, with an M.A.I. or similar designation, to appraise and determine the Market Rent for the Premises for the Extension Term. If a party does not appoint an appraiser within fifteen days after the expiration of the thirty-day period provided for by Subsection 2.5.1, the single appraiser appointed shall be the sole appraiser and shall determine the Market Rent for the Premises for the Extension Term. If the two appraisers are appointed by the parties as stated in this Subsection, they shall meet promptly and attempt to determine the Market Rent for the Premises for the Extension Term. If they are unable to agree within thirty days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this paragraph within ten days after the last day the two appraisers are given to set the Market Rent for the Premises for the Extension Term. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten days' notice to the other party, may apply to the American Arbitration Association to appoint an appraiser meeting the qualifications set forth above for the purpose of determining the Market Rent for the Premises for the Extension Term. A third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. If a third appraiser is appointed, within thirty days after the selection of the third appraiser, a majority of the appraisers shall determine the Market Rent for the Premises for the Extension Term. Each of the parties shall pay for its own appraiser and bear one-half of the cost of appointing the third appraiser and paying the third appraiser's fees. The parties immediately shall execute an amendment to this Lease stating the Annual Basic Rent of the Premises for the Extension Term.


Section 2.6   Independent Covenant to Pay Rent; Manner of Payment; Net Lease.
----------------------------------------------------------------------------
Tenant hereby agrees to pay Landlord the Rent as defined in this Lease. Landlord and Tenant agree that Tenant's obligation to pay the Rent is an independent covenant of Tenant, and Tenant shall have no right to withhold Rent because of any breach or alleged breach by Landlord of this Lease. All Rent payments are due to Landlord on the first day of each calendar month (the "Rent Payment Day") unless otherwise specifically provided. In all cases, Rent shall be paid by recent check, and shall be mailed to Digital Equipment Corporation at 305 Rockrimmon Boulevard, Colorado Springs, Colorado, 80919-2398 Attention: Real Estate Administrator, M/S CXO3-1/D12 or such other address as Landlord may from time to time by notice direct. It is the intention of the parties that, except as otherwise expressly provided herein, this Lease be net to Landlord. Except as otherwise provided in this Lease, all costs, expenses and obligations of every kind relating to the Premises, whether usual or unusual, ordinary or extraordinary, foreseen or unforeseen, which may arise or become due during the Lease Term shall be paid by Tenant.


Section 2.7   Application of Payments.  Regardless of how the payment is
-------------------------------------
characterized by Tenant (or the person making payment on behalf of Tenant) at the time of payment or otherwise, any payment made by or on behalf of Tenant to Landlord may be applied by Landlord, in Landlord's sole election, to Rent or any other amount due from Tenant to Landlord. No acceptance by Landlord of a sum less than the Rent or any other amount then due shall be deemed to be other than on account of the next due installment of such Rent or other amount, and Landlord shall be permitted to apply such lesser amount to Rent or any other amount then due, regardless of how Tenant characterizes the payment. No endorsement or statement by Tenant on any check or in any letter accompanying any check or payment shall be deemed an accord and satisfaction, and Landlord may accept such check or payment to Landlord's exclusive benefit without prejudice to Landlord's right to recover the balance of such installment or to pursue any other remedy under this Lease or otherwise.


                               ARTICLE 3.0 RENT.
                               ----------------

Section 3.1   Basic Rent, Other Additional Rent.  Tenant shall pay rent ("Basic
-----------------------------------------------
Rent") to Landlord during the Lease Term commencing on the Rent Commencement Date, in the amounts stated in Section 1.1 as the Basic Rent. Tenant shall pay the Basic Rent by monthly installment payments, in advance, on each Rent Payment Day, each equal to the applicable monthly Basic

Rent stated in Section 1.1. If the Rent Commencement Date does not occur on the first day of a calendar month, the first monthly installment of Basic Rent shall be appropriately prorated; such prorated monthly installment together with the first full month's installment of Basic Rent shall be paid to Landlord upon the Rent Commencement Date. If the Lease Expiration Date does not occur on the last day of a calendar month, the installment of Basic Rent for such partial month shall be prorated. Any increases in the Annual Basic Rent specified in Section
1.1 shall be reflected in directly proportionate increases in the monthly Basic Rent payments.


          3.1.1   Other Additional Rent.  All payments due to Landlord from
                  ---------------------
Tenant under this Lease, other than Basic Rent, are deemed to be "additional rent." Wherever in this Lease payments due Landlord from Tenant are additional rent, the same shall be due and payable in full on the next Rent Payment Day unless otherwise expressly stated in this Lease.


Section 3.2   Cost Reimbursement.  Tenant shall pay to Landlord as additional
--------------------------------
rent with respect to each Fiscal Year falling wholly or partially within the Lease Term the Cost Reimbursement, as such term is defined in this Section 3.2. Notwithstanding reference in this Section 3.2 or in any other provision of this Lease to a cost, expense, or disbursement paid by or incurred by Landlord, Landlord shall have no obligation to incur the cost (or to perform the work with regard thereto) unless specifically and expressly provided for in this Lease.


          3.2.1  Cost Reimbursement.  The "Cost Reimbursement" shall mean, with
                 ------------------
respect to each Fiscal Year falling wholly or partially within the Lease Term, an amount equal to expenditures made by Landlord in connection with any of the following, which shall include, without limitation, all expenses, costs, and disbursements of every kind and nature (and taxes thereon (excluding any income taxes) which Landlord shall pay or become obligated to pay during the Fiscal Year in question) with respect thereto: (a) to satisfy any obligation of Landlord under Sections 4.5 in or (b) to comply with Insurance Requirements and Legal Requirements under Section 4.6 in each case excluding costs for additions, alterations or improvements to the Structural Components. The cost of capital expenditures made in connection with any of the foregoing included costs shall be added into the Cost Reimbursement for the Fiscal Year in which incurred and in subsequent Fiscal Years by amortization on a straight-line basis over an appropriate period selected by Landlord, but not more than ten years, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time of the expenditure.


          3.2.2  Method of Payment.  Payment of the Cost Reimbursement by
                 -----------------
Tenant is described below.

     (a) Annual Cost Estimate. Commencing with the Fiscal Year in which the Lease Commencement Date falls, Landlord shall, for each Fiscal Year, furnish to Tenant a written estimate ("Annual Estimate") of the Cost Reimbursement for the Fiscal Year. Commencing on the first day of the first calendar month of the Fiscal Year (or the first Rent Payment Day, as to the Fiscal Year in which the Lease Commencement Date falls), Tenant shall pay each month on each Rent Payment Day one-twelfth of the estimated Cost Reimbursement until Tenant receives another Annual Cost Estimate. If the Annual Cost Estimate for any Fiscal Year shall be furnished to Tenant after the commencement of a Fiscal Year, then Tenant promptly shall pay to Landlord an amount equal to the portion of such increase allocable to the part of the current

Fiscal Year within the Lease Term which shall have elapsed, and such payment shall be made on the first Rent Payment Day following the date that the Annual Cost Estimate is furnished to Tenant. At any time during a Fiscal Year, Landlord shall be entitled to update and revise the Annual Operating Estimate if there is an increase in the costs included in the Cost Reimbursement.


     (b) Year-End Adjustments. Commencing with the Fiscal Year that begins on July 1, 1996, Landlord shall within ninety days after the end of each Fiscal Year furnish to Tenant a statement ("Annual Cost Statement") of the actual Cost Reimbursement for the Fiscal Year then ended. Landlord and Tenant shall annually make such adjustments (described below) as may be necessary based on each such Annual Cost Statement, so that for each respective Fiscal Year (or portion thereof in the case of partial Fiscal Years at the beginning or end of the Lease Term, in which case such amount shall be prorated) Tenant will have paid the amount of the actual Cost Reimbursement for the Fiscal Year, as follows:



           (i) Underpayment by Tenant.  If the Cost Reimbursement for the Fiscal
               ----------------------
               Year as shown on the Annual Cost Statement exceeds the total payments made by Tenant with respect to estimates of same for the Fiscal Year, then Tenant shall pay Landlord the deficiency within ten days after receipt of the Annual Cost Statement.

          (ii) Overpayment by Tenant.  If the Cost Reimbursement for the Fiscal
               ---------------------
               Year as shown on the Annual Cost Statement is less than the total monthly payments made by Tenant with respect to estimates of same for the Fiscal Year, Landlord shall give Tenant a credit (in the amount of such excess) against Rent, or other payments next coming due, unless the Lease Term has terminated or expired, in which case Landlord shall pay to Tenant such excess. If an Event of Default exists under this Lease when this Lease terminates or expires, then any adjustment payments to be made by Landlord to Tenant may be reduced by (and Landlord may retain) any amounts owed by Tenant to Landlord, whether under this Lease or otherwise.



          3.2.3  Record Keeping.  Landlord shall keep full and accurate books
                 --------------
of account covering the Cost Reimbursement, and the Annual Cost Statement shall accurately reflect same. The books of account and all supporting documents shall be retained by Landlord for a period of at least one year after the expiration of each Fiscal Year. Upon Tenant's written request given within sixty days after Landlord delivers to Tenant the Annual Cost Statement, Tenant shall have the right at all reasonable times during the sixty-day period following such notice to inspect Landlord's books of account and all supporting documents with respect to matters set forth in the Annual Cost Statement upon reasonable advance notice to Landlord.


Section 3.3 Property Taxes.  Tenant covenants and agrees to pay to Landlord, as
--------------------------
additional rent, in accordance with this Section 3.3, an amount equal to the Property Taxes for each Tax Year or portion thereof falling within the Lease Term. Tenant shall pay such amounts to Landlord within fifteen days after receiving an invoice therefor from Landlord, together with a copy of the tax bill to which the payment relates. At Tenant's request, Landlord shall provide Tenant with a copy of a receipted tax bill for each installment of Property Taxes with respect to which Tenant has made a payment hereunder. Property Taxes for any partial Tax Year at the beginning of the Lease Term or at the end of the Lease Term shall be prorated. If this Lease expires or is terminated during a Tax Year, the proration shall occur upon such expiration or termination, or, if necessary, as soon thereafter as accurate information as to the Property Taxes for the Tax Year is known. Tenant and Landlord shall cooperate to assume timely payment of Property Taxes for any prorated period. Without limiting any remedy of Landlord for Tenant's failure to make any payment with respect to Property Taxes hereunder, Tenant shall pay to Landlord on demand any interest and penalties incurred by Landlord resulting from any delinquent payment by Tenant under this Section. Otherwise, Tenant shall not be responsible for interest or penalties on delinquent Real Property Taxes.


          3.3.1  Tax Definitions.  The following terms apply:
                 ---------------

     (a) "Tax Year" means a tax fiscal year commencing on July 1 and ending on the following June 30. If a taxing authority imposing Property Taxes adopts some other tax fiscal year, the term "Tax Year" shall, as to that taxing authority, mean such adopted tax fiscal year, and appropriate adjustments shall be made by Landlord and Tenant with respect to the transition period.


     (b) " Property Taxes" means, as to any given Tax Year, the total of all taxes, Real and Personal (excluding Landlord's income taxes) and assessments, water, sewer, and other rents, rates, charges, excises, levies, fees and all other charges, which are for the Tax Year levied, assessed, or imposed by any Governmental Authority upon, against or with respect to the Premises, or the personal property of Landlord used in Landlord's management, operation or maintenance of the Land, the personal property owned by Landlord and used by Tenant listed in Exhibit H attached hereto or the Building located in or on the Land or the Building, or any combination thereof, or the rentals, use, or occupancy of the Premises, and, as to any of the same for the first time levied, assessed, or imposed in the future, whether they are in replacement, substitution, or addition of or to Property Taxes theretofore in effect. Landlord agrees to cause betterment assessments to be paid over the longest period permitted by law, and, as to such betterment assessments, only installments (together with any interest thereon) coming due during the Tax Year in question shall be added into " Property Taxes" for such Tax Year.


          3.3.2   Abatement.  Nothing contained in this Lease shall obligate
                  ---------
Landlord to seek any abatement of Property Taxes or a reduced assessment valuation. If Tenant shall deem itself aggrieved by any Property Taxes and shall wish to contest the payment thereof, Tenant shall notify Landlord of Tenant's desire to seek an abatement, and, at Tenant's request, Landlord shall make payment of the amount in question under protest. Tenant shall have the right to file an application for abatement of taxes after so notifying Landlord only if Landlord has not filed such an application by the date that is five business days prior to the last day on which such an abatement application may be filed. If Tenant files an abatement application, Tenant shall (i) promptly provide a copy thereof to Landlord, (ii) diligently pursue such application, (iii) keep Landlord informed of the status thereof in writing, (iv) with respect to claims relating to a Tax Year which falls entirely or partially within the last three years of the Lease Term, not settle such claim without the prior written approval of Landlord (which shall not be unreasonably withheld or delayed), and (v) not dismiss such claim (other than in connection with a settlement which must first be approved by Landlord where required under the preceding clause) without first giving Landlord at least twenty days' prior written notice and opportunity to assume the prosecution of such claim. Both Landlord and Tenant shall reasonably cooperate with the moving party in prosecuting any abatement. If either party shall seek an abatement as provided with respect to Property Taxes, either party shall receive a refund of any portion of the Property Taxes with respect to which the payment was made by Tenant, Tenant may retain (or Landlord shall credit to Tenant's account for payments of Rent next due or refund directly to Tenant, after expiration or earlier termination of the Lease Term) that portion of the net refund, after deducting all reasonable expenses (including reasonable attorneys' fees and expenses incurred in obtaining such refund, that bears the same proportion to the entire net refund as the amount of the Property Taxes with respect to Property Taxes with respect to which the abatement was granted prior to abatement; provided, however, that Tenant shall not retain (and Landlord need not credit or refund to Tenant as aforesaid) more than the amount paid by Tenant for the Tax Year in question. Any balance received by Tenant in excess of the amount to be retained by Landlord shall be paid by Tenant to Landlord within ten days after Tenant receives the refund.



            ARTICLE 4.0  TENANT'S COVENANTS; LANDLORD'S COVENANTS.
            -----------------------------------------------------

Section 4.1   Tenant's Covenants.  Tenant covenants and agrees that during the
--------------------------------
Lease Term and such further time as Tenant holds any part of the Premises, Tenant shall pay or perform, as the case may be, the following as set forth below:


          4.1.1  Rent and other Payments; Independent Covenant.  Tenant
                 ---------------------------------------------
covenants to pay when due (without any offset or deduction whatever) the Rent (including the additional rent), and other payments to be made under this Lease, and all charges for electricity and other utilities and services which are metered with respect to the Premises or which are separately billed or invoiced to Tenant or the Premises, or which are delivered or attributable to the Premises, including heating, air conditioning, water, sewer use, oil, gas, trash removal, telephone, and other services and utilities, and, if any real or personal property of Tenant or any interest of Tenant in the Premises is taxed by a taxing authority, to pay such taxes and impositions when they are due. The foregoing covenant of Tenant is an independent covenant and Tenant shall have no right to withhold any payment of Rent or other payment because of any breach or alleged breach by Landlord of this Lease. Except and to the extent, if any, expressly set forth in this Lease, Landlord has no obligation to provide any utility services or computer services, cable television, communications, telephone, or any other similar service, and no obligation to provide, repair, maintain, replace, or inspect equipment, fixtures, or appurtenances regarding same.


          4.1.2  Care of Premises.  Except for the obligation of Landlord as
                 ----------------
expressly set forth in Section 4, Tenant at its sole cost and expense covenants to take good care of the Premises and the fixtures and appurtenances therein including but not limited to maintenance, repair and replacements as and when needed of all heating, ventilating and air conditioning equipment, plumbing (including sprinklers), electrical systems and elevator. Tenant's obligations to maintain the Premises shall include the maintenance schedule as described in Exhibit F-Maintenance Specifications attached hereto) , and to keep the Premises in a safe and sanitary condition. Damage by fire or other casualty (unless the result of negligence or misconduct for which Tenant is liable under this Lease), eminent domain, and reasonable wear and use excepted, Tenant covenants to keep the Premises substantially in as good order, repair, and condition as the same are in at the commencement of the Lease Term, or may, in accordance with the terms of this Lease, be put in thereafter; to keep the Premises clean and neat; and to conform to Landlord's reasonable requests from time to time relating to the appearance of the Premises, such requests to be reasonably consistent with keeping the appearance of the Premises to the general standard of its condition at the commencement of the Lease Term. The exception of reasonable wear and use contained in this Subsection 4.1.2 shall not be construed to permit Tenant to maintain the Premises in anything less than good, serviceable, and tenantable condition. The costs, including replacement, of any boiler or heating, ventilation, or air conditioning system shall be borne by Tenant. Notwithstanding the foregoing, Tenant is not required to make repairs, alterations, or replacements to the Structural Components of the Building unless the same are required due to Tenant's negligence or wrongful acts or omissions, Tenant's manner of use of the Premises, Tenant's method of operation, Tenant's alterations or additions, or Tenant has caused, suffered, or permitted use or damage to occur to the Structural Components of the Building in violation of Legal Requirements or Insurance Requirements or this Lease, in which case Tenant shall make such repairs, alterations or replacements or, at Landlord's election, pay to Landlord within thirty days of Landlord's demand money sufficient to cover the cost (as reasonably estimated by Landlord) of making such repairs, alterations or replacements. Without limiting the generality of Tenant's obligations under this Subsection, Tenant's obligations shall include providing complete grounds maintenance year-round, to include lawn and grounds service, tree and shrub care, fertilization, weed control, disease control, and trash policing, and providing pest control services for the interior and exterior of the Building to include both chemical methods, including application of pesticides only when and where needed.


          4.1.3  Glass, Facade.  Damage by fire excepted, Tenant covenants to
                 -------------
keep all glass of the Premises, if any, including that in windows, doors, and skylights, whole, clean, and in good condition, and to replace promptly any glass which may be damaged or broken with glass of the same quality. Tenant at its expense will keep the entry door(s) in good condition and repair.


          4.1.4  Obstructions.  Tenant covenants to keep the sidewalks,
                 ------------
driveways, passageways and parking areas on the Premises, and the entrances and stairs to the Building, clean and free of dirt, debris, obstacles, graffiti, snow, ice, and any substance or condition which would endanger persons using the sidewalks, driveways, or passageways.


          4.1.5  Yielding Up of Premises on Termination or Expiration.  Tenant
                 ----------------------------------------------------
covenants that at the expiration or earlier termination of the Lease Term, Tenant shall promptly remove Tenant's goods and effects and peaceably yield up immediately the Premises (together with any additions and improvements made thereto, except, those designated by Landlord to be removed in accordance with Subsection 4.1.9, and, as to any additions or improvements made without Landlord's consent in breach of this Lease, those designated by Landlord to be removed at any time), clean and in good order, repair, and condition, damage by fire, other casualty, eminent domain and reasonable wear and use (as described in Subsection 4.1.2) excepted, such to have been accomplished on or before such date of expiration or earlier termination, except as otherwise provided herein. Prior to expiration or earlier termination of the Lease Term, Tenant shall remove its trade fixtures and equipment from the Premises, as well as the additions and improvements designated by Landlord to be removed as provided above in this Subsection. If such removal causes any damage or alteration to the Premises, Tenant shall promptly repair the same, or, at Landlord's election, pay to Landlord, within thirty days after Landlord's demand therefor, money sufficient to cover the cost (as reasonably estimated by Landlord) for restoring the Premises. Any fixtures, equipment, goods, effects, or personal property remaining in or on the Premises after the Tenant vacates the Premises or after the termination or expiration of the Lease Term (whichever first occurs) shall be deemed abandoned, and Landlord shall have the right to remove same at Tenant's expense and use, sell, or destroy same as Landlord may elect.


          4.1.6  Overloading, Nuisance, Flammables, Increase in Insurance
                 --------------------------------------------------------
Premiums. Tenant covenants not to injure, overload the capacity of any of the
--------
building systems or Structural Components, or deface the Premises, nor permit on the Premises any inflammable fluids or chemicals (other than a limited amount of fluids and chemicals customarily used for cleaning purposes, unless Landlord otherwise permits the same in writing) or any nuisance or emission therefrom of any objectionable noise or odor, nor permit any use of the Premises which is improper, offensive, contrary to law or ordinance, or liable to invalidate (or increase the premiums for) any insurance on the Building or its contents or liable to render necessary any alterations or additions to the Building. If for any reason Tenant's use of the Premises results in an increase of the premiums for the insurance of Landlord, Tenant shall on demand reimburse Landlord for all such insurance premium increases. Tenant shall connect to the Building's electrical distribution system only customary equipment that will not exceed the capacity of any of the electrical conductors in or serving the Premises. Tenant will not connect to the electrical distribution system of the Building any electrical equipment that uses voltages exceeding 120 volts except in sockets designated for higher voltage use.


          4.1.7  Compliance with Laws; Safety; Health.  Tenant covenants to
                 ------------------------------------
keep the Premises in a safe and sanitary condition and to comply with and to keep the Premises in compliance with all Legal Requirements and Insurance Requirements now or hereafter existing and as required by the manner of occupancy or use made of the Premises by Tenant, except as provided in the next sentence. Without limiting Tenant's obligations existing under any other provision of this Lease, if required by the foregoing sentence, Tenant covenants and agrees to make all required repairs, alterations, replacements, or additions in and to the Premises and to install any required devices or equipment, or, at Landlord's election, to permit Landlord to do so at Tenant's expense; provided, however, that Tenant shall not be obligated to make or pay for any additions or alterations to the Premises required by Legal Requirements unless the same are required as a result of Tenant's additions, alterations or improvements or are required due to Tenant's specific use or manner of occupancy of the Premises and would not be required for other general office use. If any Construction Work of Tenant (whether Tenant's Fit-Up or otherwise) triggers the need for other alterations or improvements under either the Americans with Disabilities Act, 42 U.S. Code 12101 et seq., as it may be amended from time to time ("ADA"), or any other Legal Requirements, such alterations or improvements shall be performed by Tenant as part of the Construction Work of Tenant or by Landlord, at Landlord's election, in any case, at Tenant's expense, notwithstanding any contrary provision of the ADA. To the extent required by Tenant's alterations, improvements or additions, Tenant shall be responsible to ensure that the Premises, and access thereto, comply with the ADA. Any costs to be paid by Tenant to Landlord hereunder shall be paid within thirty days after Tenant's receipt from Landlord of a reasonably detailed statement therefor. Tenant shall obtain all Authorizations from Governmental Authorities that are needed for Tenant to use the Premises.


          4.1.8   No Assignment or Subletting.
                  ---------------------------

     (a) Prohibition Landlord's Consent.  As used in this Lease "Subletting"
         ------------------------------
includes transactions creating or resulting in one or more subleases, tenancies-at-will, licenses, concessions, or other occupancy arrangements as well as any circumstances in which Tenant permits any third party to occupy all or any part of the Premises and "Assignment" includes the assignment, mortgage, alienation or pledge of this Lease or any interest therein. Tenant may assign all of its interest in the Lease to one assignee provided Landlord consents to such assignment, and provided further that such consent may not be unreasonably withheld or delayed. Such an assignment shall thereafter be referred to as a "Permitted Assignment." Tenant may sublet the entire Premises to one subtenant, Provided Landlord consents to such sublet, and provided further, that such sublease may not unreasonable withheld or delayed. Tenant may at any time sublet up to three separate subleased spaces of the Premises, provided that (1) the aggregate space sublet at any time does not exceed 33,500 rentable square feet of space, (2) Landlord consents to each sublet, and (3) that such consent shall not be unreasonably withheld or delayed. Any such sublet of the Premises, either for the entire Premises or a portion thereof, shall be hereinafter referred to as a "Permitted Sublet". Except as otherwise provided above, Tenant covenants not to engage in or permit the Assignment, ("Assignment") of this Lease or any interest therein, nor engage in or permit any Subletting of all or any part of the Premises, nor suffer any of the foregoing to occur, in each case without Landlord's prior written consent, which may be granted or withheld in Landlord's sole discretion, subject to the other provisions of this Subsection. The foregoing prohibition against Assignment and Subletting shall include voluntary and involuntary Assignment and Subletting, and Assignment and Subletting by operation of law, including corporate mergers or consolidations, and (if Tenant is a corporation or other entity) shall include Assignment of a controlling interest in Tenant. Any attempted Assignment or Subletting in violation of this Subsection shall be void. Notwithstanding any other provision of this Lease, no Assignment or Subletting shall be permitted at any time when there is an Event of Default outstanding.


     (b) Recapture Rights. Notwithstanding anything to the contrary in this
         ----------------
Subsection contained, except with respect to an Assignment or Subletting provided for by Paragraph (d) below or any Permitted Assignment or Permitted Sublet before Tenant may undertake an Assignment or Subletting, Tenant shall first have offered, in each case without payment of any consideration, wither to terminate this Lease in respect to such portion (or the entity, as the case may be) of the Premises (in the case of a proposed Assignment or Subletting for the period and with respect to the space involved in any other proposed Subletting, as the case may be, and Landlord shall not, within fifteen days after receipt of the offer, have accepted the offer.


     (c) Procedure.  If Tenant desires to undertake an Assignment or Subletting,
         ---------
Tenant shall notify Landlord. Upon obtaining a proposed assignee or subtenant upon acceptable terms,

Tenant shall submit to Landlord (i) the name of the proposed assignee or subtenant; (ii) the nature and character of the business that the proposed assignee or subtenant will conduct on the Premises; (iii) commercially reasonably information about the assignee's or subtenant's credit; and (iv) such other information concerning the Assignment or Subletting as Landlord reasonably may request. With respect to any Assignment or Subletting permitted hereunder or otherwise approved by Landlord, Tenant shall provide Landlord for Landlord's prior approval a copy of the instrument of Assignment or Subletting and shall provided Landlord promptly after the Assignment or Subletting with a true and accurate fully-executed copy thereof, as well as such other items, information and documents as Landlord may request. Tenant shall reimburse Landlord as additional rent for Landlord's reasonable legal fees and disbursements and other expenses incurred in connection with any request by Tenant to assign or sublet, Landlord's review of documents relating thereto and determining whether to consent thereto, within thirty days following Landlord's demand therefor.


     (c) Mergers and Reorganizations.  Notwithstanding the foregoing, Landlord
         ---------------------------
will not unreasonably withhold its consent to Tenant's proposed Assignment of its interest in this Lease to (i) any corporation or entity which is a successor to Tenant either by merger or consolidation, (ii) a purchaser of all or substantially all of Tenant's assets, or (iii) a corporation or other entity which shall (A) control, (B) be under the control of, or (C) be under common control with, Tenant (the term "control" as used herein shall mean possession of the power, directly or indirectly, to vote more than fifty percent (50%) of the voting interests having the ordinary power for the election of management of the entity); in each of the foregoing cases, so long as (i) the principal purpose of such Assignment is not the acquisition of Tenant's interest in this Lease (except if such Assignment is made for a valid intracorporate business purpose to an entity described in clause (C) above) and is not made to circumvent the provisions of this Subsection, and (ii) any such assignee shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such Assignment, equal to or greater than Tenant's net worth, as so determined, on the date of such Assignment.


     (d) Net Profit.  With respect to any Assignment or Subletting permitted
         ----------
hereunder or otherwise approved by Landlord, Tenant shall be obligated to pay Landlord as additional rent, as and when received by Tenant, fifty (50%) of any "Net Profit" received by Tenant. For purposes of the preceding sentence, "Net Profit" shall mean the excess of (x) all rent and other consideration paid by the assignee or sublessee (excluding consideration for services provided by Tenant, including reasonably allocated overhead costs by Tenant or to Tenant, less the sum of any reasonable additional tenant improvement costs paid by Tenant directly related to the Assignment or Subletting and reasonable leasing commissions incurred by Tenant for such Assignment or Subletting, in each case amortized over the term of the Assignment or Subletting, over (y) that portion of the Rent paid by Tenant to Landlord hereunder (reasonably allocable to the space in the case of a Sublease of a part of the Premises). In calculating Net Profit, rent shall be deemed to have been received for any period of free rent, and any lump sum payment received by Tenant from an assignee or sublessee shall be treated like any other amounts so received by Tenant for the applicable annual period and shall be utilized in computing Net Profits in accordance with the foregoing. Tenant shall provide Landlord, upon request, with such evidence substantiating the amounts used in calculating Net Profit as Landlord reasonably may request.

     (e) Ongoing Compliance and Liability.  Any Assignment or Subletting shall
         --------------------------------
be subject to all of the terms, covenants and conditions of this Lease, including, without limitation, the provisions of this Subsection relating to Assignment and Subletting (which shall also govern in the case of any further Assignment or Subletting by such assignee or subtenant). No Assignment or Subletting shall in any way impair the continuing primary liability of Tenant hereunder Lease (which after any such Assignment or Subletting shall be joint and several with the persons claiming under the Assignment or Subletting), nor shall the collection or acceptance of rent from any person claiming under the Assignment or Subletting constitute a waiver or release of Tenant from any such primary liability. Landlord's consent to any Assignment or Subletting shall not be construed as relieving Tenant from the obligation of complying with the provisions of this Subsection, with respect to any subsequent Assignment or Subletting.


          4.1.9  Tenant's Alterations
                 --------------------

     (a) Landlord's Approval.  Tenant covenants not to make in or on or to the
         -------------------
Building or the Land any construction work, improvements, alterations, or additions (collectively, "Construction Work") without on each occasion obtaining the prior written approval of Landlord, except that Landlord's prior written consent shall not be required for Minor Work. "Minor Work" shall mean Construction Work that does not affect any of the Structural Components of the Building and does not cost in excess of $50,000. If Tenant desires to undertake any Construction Work (other than Minor Work), Tenant shall so notify Landlord, providing a reasonably detailed description of the Construction Work, plans and specifications and a description of the insurance arrangements therefor, a reasonably detailed estimate of the cost and the proposed sources of financing, and a time estimate and calendar for performance of the Construction Work, together with such other information regarding the Construction Work as Landlord reasonably may request. In addition, within thirty days after demand, Tenant shall pay to Landlord a reasonable fee to compensate Landlord for the costs and expenses (internal and external costs not to exceed one (1%), or $500.00 which ever is greater) of the costs of the Construction Work to be approved for reviewing any requests for approval submitted by Tenant. Landlord's approval of any Construction Work may be subject to reasonable conditions deemed appropriate by Landlord. Landlord shall provide approval within fifteen (15) business days of a notification containing the required information of a detailed response as to the reasons for non-approval. In the absence of such approval or non-approval within such period, the Landlord shall be deemed to have approved Construction Work without conditions.


     (b) Obligation to Remove.  As part of Landlord's approval of any
         --------------------
Construction Work that Landlord may approve, Landlord shall designate whether the alterations, additions or improvements are to remain in the Premises or be removed by Tenant upon expiration or earlier termination of the Lease Term as provided in Subsection 4.1.5 above; Minor Work not requiring Landlord's approval shall remain as part of the Premises unless Landlord designates it for removal at any time, in which case Tenant shall remove the same upon expiration or earlier termination of the Lease Term as provided in Subsection 4.1.5.

     (c) As-Built Plans.  Upon completion of any Construction Work by Tenant
         --------------
(other than Minor Work), Tenant shall provide Landlord with two (2) sets of "as-built" Construction Drawings with respect to the Construction Work in print format, and one set in CAD format, an architect's certificate that the work complies with the architect's plans, an architect's certificate of completion, and a certificate of occupancy from the city building inspector if applicable laws or ordinances so require. With respect to Minor Work, Tenant shall provide Landlord at the end of each calendar quarter during the Lease Term and at the expiration or earlier termination of the Lease Term with two sets in print format and one set in CAD format, of "as-built" Construction Drawings with respect to the Minor Work (if any) that has taken place during the preceding calendar quarter, except for any Minor Work not involving plans and specifications.


     (d) Performance.  Tenant covenants to cause any Construction Work in, on or
         -----------
about the Premises to be performed expeditiously, with first-class workmanship and materials and in compliance with all applicable Legal Requirements and Insurance Requirements; to pay for the same when due; to remove promptly (and not later than ten days in any event), or bond to Landlord's satisfaction, any materialmen's or mechanic's liens filed in connection therewith; and to save Landlord harmless and indemnified from all injury, loss, claims, costs, or damage to any person or property occasioned by or growing out of such Construction Work. If Landlord deems it appropriate to supervise any of the Construction Work, Tenant shall permit Landlord to do so and shall pay the costs and expenses of such supervision. Tenant shall cause contractors employed by Tenant to carry insurance as provided in Exhibit C attached hereto, and such other appropriate insurance coverage as Landlord reasonably may require, in such reasonable amounts as Landlord shall require, with respect to any Construction Work, and Tenant shall submit certificates evidencing such coverage to Landlord before the commencement of such Construction Work. All contractors and subcontractors performing any Construction Work of Tenant shall be subject to Landlord's prior written approval.


          4.1.10   Licenses and Permits.  Tenant covenants to procure, maintain,
                   --------------------
and observe any and all licenses, permits, special permits, variances, or other Authorizations required by reason of the Permitted Uses of the Premises by Tenant or any Construction Work by Tenant, and Tenant shall provide copies of same to Landlord. Landlord will cooperate reasonably with Tenant in Tenant's applications for any Authorizations, but Landlord shall not be obligated to incur any expense in connection therewith.


          4.1.11  Indemnification; Release.
                  ------------------------

     (a)  Indemnity.  To the fullest extent permitted by law, Tenant covenants
          ---------
and agrees to defend, save harmless, and indemnify Landlord from all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) of whatever nature arising (x) from any accident, injury to or death of persons or damage to or loss of property whatsoever resulting to any person or property while on or about the Premises or (y) from any default of Tenant under this Lease. In case of any action, suit or proceeding brought against Landlord by reason of any such occurrence, Tenant, upon Landlord's request, shall at Tenant's expense, cause such action, suit or proceeding to be resisted and defended by counsel reasonably satisfactory to Landlord.

     (b) Legal Proceedings.  If Landlord is made a party or a third-party
         -----------------
defendant to a legal or administrative proceeding (because Landlord as lessor of the Premises is an indispensable party or otherwise), which proceeding was initiated by Tenant based on acts or omissions of others or initiated by others based on acts or omissions of Tenant, Tenant shall reimburse Landlord, upon Landlord's request therefor, for all damages and expenses, including attorneys fees and expenses related thereto incurred by Landlord, and Landlord shall retain at all times sole discretion to select and direct the attorney(s) to represent Landlord in the proceeding.


     (c) Release.  Landlord shall not be liable to Tenant or Tenant's
         -------
agents, officers, directors, shareholders, partners, principals, invitees, contractors, licensees, trespassers, or persons occupying or using the Premises, or persons claiming by or through any of same, for injury, loss, or damage to person or property resulting from any accident or occurrence in or upon the Premises resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating, or air conditioning equipment, elevator equipment, electric wiring or insulation thereof, gas, water, and steam pipes, stairs, railings, or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub washstand, water closet, waste pipe, drain, or any other pipe or tank in, upon, or about the Building or the Premises; (vii) the escape of steam or hot water; (viii) water, snow, or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks, or any other place upon or near the Building or otherwise; (ix) the falling of any fixture, plaster, tile, or stucco; and (x) any act, omission, or negligence of the owners, lessees or occupants of adjoining or contiguous buildings or of owners, lessees, or occupants of adjacent or contiguous property. Notwithstanding the foregoing, nothing in this paragraph shall be deemed to release Landlord from liability for Landlord's gross negligence or willful misconduct. If any property of Tenant is entrusted to Landlord or Landlord's agent, such person shall be deemed to be acting as Tenant's agent. Any goods, property or personal effects stored or placed by Tenant or its employees in, on or about the Building or the Land shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor.


     (d) Special Damages.  In no event shall Landlord ever be liable to
         ---------------
Tenant for any loss or damages resulting from loss of use, loss of data, lost profits or for any indirect, special, or consequential damages suffered by Tenant from whatever cause.


     (e) Survival.  The covenants and agreements set forth in this Subsection
         --------
shall continue in full force and effect for the longest period of time permitted by law, notwithstanding the expiration or termination of this Lease.


     (f) Legal Limitation.  Provisions in this Lease that provide for Tenant's
         ----------------
indemnity or exoneration of Landlord from liability shall be applied to the fullest extent permitted by law, and shall be construed or modified, as the case may be, so as to be in conformity with, and not in violation of, applicable laws limiting indemnities and exoneration.


          4.1.12  Insurance.
                  ---------

     (a)  Types.  Tenant covenants to maintain at all times during the Lease
          -----
Term the following insurance:


                (i) a  commercial general liability insurance policy, with a combined single limit equal to at least the Minimum Liability Insurance Coverage with respect to bodily injury, death, personal injury, and property damage, and including contractual liability coverage insuring Tenant's obligations under this Lease. Each commercial general liability policy shall name Landlord and such additional parties as Landlord may reasonably request as additional insureds; and


               (ii) an "all risk" property insurance policy on not less than full replacement cost covering all of Tenant's merchandise, equipment, fixtures, personalty, and other property of or under the control of Tenant, located in or on the Premises, and all of the additions, alterations and improvements made to the Premises by Tenant. It is Tenant's sole responsibility to obtain and maintain adequate insurance covering all of the property owned by or under the control of Tenant; and


              (iii) Comprehensive automobile liability with a minimum
                    $2,000,000 combined single limit for bodily injury and property damage including owned, hired, leased and non-owned automobiles; and



               (iv) Worker's compensation insurance as required by state law and employer's liability insurance with a limit of not less than $500,000.



     (b) General Description.  The coverage required by clauses (i) and
         -------------------
(iii) and the employer's liability coverage required by clause (iv) may be provided through any combination of primary commercial general liability insurance and excess umbrella liability insurance. Each policy required to be carried by Tenant shall be issued by companies licensed to do business in the state in which the Premises is located satisfactory to Landlord, have deductibles satisfactory to Landlord, and be otherwise satisfactory to Landlord, and with respect to Landlord shall be noncancellable and not subject to nonrenewal or modification without thirty days prior written notice to Landlord by registered or certified mail return receipt requested at the same address as herein provided for notices from Tenant to Landlord. Tenant covenants to deliver to Landlord, before the Lease Commencement Date and before the commencement of each Fiscal Year, but in any event at least thirty days before the expiration date of any existing policy, a duplicate original policy or certificate of insurance for each policy and for each renewal thereof, describing the insurance that will be in effect for such Fiscal Year, and if Tenant fails to do so, Landlord, without thereby waiving or limiting any other right or remedy that Landlord may have, shall have the right but not the obligation to obtain insurance for Tenant and the cost of obtaining such insurance and the premiums therefor shall be additional rent. The minimum limits of such insurance policies shall be increased as Landlord may reasonably request from time to time. At any time, and from time to time, upon Landlord's request, Tenant will forthwith deliver to Landlord a true copy of each such insurance policy. All insurance required to be carried by Tenant shall be in full force and effect commencing on the first day of the Lease Term. Any insurance maintained by Landlord will apply in excess of, and not contribute with any insurance provided by Tenant. Landlord shall retain the right at any time to review the coverage, form and amount of the insurance required by this Subsection. If, in the reasonable opinion of Landlord the insurance provisions in this Lease do not provide adequate protection for Landlord and for members of the public (if any) using the Premises, Landlord may require Tenant to obtain insurance sufficient in coverage, form and amount to provide adequate protection. Landlord shall notify Tenant in writing of changes in the insurance requirements established pursuant to this Subsection; and if Tenant does not furnish certificates of insurance or copies of insurance policies incorporating such changes within sixty days of such notice, or in the event Tenant fails to maintain in effect any required insurance coverage, this Lease shall be in default without further notice to Tenant. Such failure shall constitute a material breach and may be grounds for termination of this Lease at the opinion of Landlord pursuant to Article 6.0. The procuring of such required policy or policies of insurance shall not be construed to limit Tenant's liability hereunder nor to fulfill the indemnification provisions and requirements of this Lease. Notwithstanding said policy or policies of insurance, Tenant shall be obligated for the full and total amount of any damage, injury or loss caused by Tenant's act, or neglect or willful acts connected with this Lease or with use or occupancy of the Premises.


     (c) Waiver of Subrogation.  Any insurance policies carried by Tenant
         ---------------------
or Landlord covering the Premises, including polices covering contents, fire, and casualty insurance, shall expressly waive any right on the part of the insurer against Landlord or Tenant, as the case may be, its directors, officers and employees when acting within the scope of their employment, by subrogation or otherwise. Tenant and Landlord agree that each of its policies will contain such waiver clause or endorsement if such waiver clause or endorsement is available from such insurer, whether or not an additional premium is required. With respect to claims that Tenant or Landlord, as the case may be, may have against Landlord may have against the other for fire or casualty damage to any or all of the Premises, property on the Premises, the Building, or other property in the Building (including business interruption caused thereby), which claims are covered by insurance payable to and protecting Tenant or Landlord, as the case may be, or would have been so covered had Tenant or Landlord as the case may be obtained the insurance required under this Lease, Tenant or Landlord as the case may be, hereby waives all claims to the extent of the insurance coverage to which Tenant or Landlord as the case may be, is entitled or that should have been entitled as aforesaid, including deductibles. The foregoing waiver shall apply to claims for damage whether such damage is caused wholly or partially by Landlord or Tenant, as the case may be, or its agents, employees, tenants, subtenants, licensees, or assignees.


     (d) Settlement.  No settlement or payment for any claim for loss,
         ----------
injury or damage or other matter as to which Landlord may be charged with an obligation to make any payment or reimbursement shall be made by Tenant without the written approval of Landlord.


     (e) Responsibility.  The carrying of any of the insurance required
         --------------
hereunder
shall not be interpreted as relieving Tenant of any responsibility to Landlord.


          4.1.13  Vending Machines.  [INTENTIONALLY DELETED]
                 -----------------

          4.1.14  No Interference.  Tenant shall not permit employment of any
                  ---------------
contractor, worker, or mechanic in or on the Premises, if such employment will interfere, or cause any conflict, with other contractors, workers, or mechanics engaged in work in the Building or on the Land, and upon the request of Landlord, Tenant shall cause all such contractors, workers, and mechanics to leave the Building and Land immediately. Tenant shall not permit any auction sale on or in the Premises.


          4.1.15  Early Possession. Upon full execution of this Lease Landlord
                  ----------------
hereby agrees to allow Tenant possession of any or all of the Premises before the Lease Commencement Date, provided Tenant covenants to performs and observe all of Tenant's covenants with respect thereto from and after the date of such possession (excluding payment of Basic Rent, Additional Rent or other costs incurred by Landlord pursuant to Article 4.1.1).


          4.1.16  Floor Load; Deliveries.  Landlord shall have the right to
                  ----------------------
prescribe the weight and position of safes and other heavy equipment, supplies, fixtures and other concentrated loads, which, if allowed by Landlord, shall be installed in such manner as to distribute their weight adequately. Any and all damage or injury to the Premises caused by moving the same in or upon the Building shall be repaired by Tenant or, at Landlord's sole election, by Landlord, in either case at the sole cost and expense of Tenant.


          4.1.17  Keys.  Upon expiration or termination of the Lease, Tenant
                  ----
covenants to deliver the keys of the Premises to Landlord. Tenant covenants not to change or replace any locks nor shall new locks be added by Tenant without the written permission of Landlord. Tenant agrees that any locks so permitted to be installed shall become the property of Landlord and shall not be removed by Tenant.


          4.1.18  Security Alarm.  Tenant covenants not to install any security
                  --------------
alarms or systems without prior written consent from Landlord, which consent shall not be unreasonably withheld by Landlord. Tenant covenants to supply Landlord keys, devices, or instructions, as the case may be, for deactivating said security alarms or systems and said alarms or systems shall become part of the real estate at the election of Landlord.


          4.1.19  Signage.  No sign, advertisement or notice shall be inscribed,
                  -------
painted, affixed or otherwise displayed by Tenant on any part of the exterior or the interior of the Building or the Land, except in such number, size, color and style and location as are approved in writing by Landlord, such approval not to be unreasonably withheld or delayed. In installing any signage, Tenant shall obtain any required Authorizations and comply with all Legal Requirements. Tenant shall keep and maintain any signage installed by Tenant in good condition and repair and, at Landlord's request, Tenant shall remove any signage installed by Tenant upon the expiration or earlier termination of the Lease Term, in accordance with Subsection 4.1.5.


Section 4.2  Tenant's Expense.  Performance by Tenant of all of Tenant's
-----------------------------
covenants and
agreements in this Lease, and observance by Tenant of all terms and conditions in this Lease to be observed by Tenant, shall be Tenant's sole responsibility and shall be at Tenant's sole cost and expense, and Landlord shall bear no responsibility therefor.


Section 4.3   Services Provided.  [INTENTIONALLY DELETED]
-------------------------------

Section 4.4  Landlord Maintenance.  Except as provided in Subsection 4.1.2 and
---------------------------------
Article 7.0, Landlord shall keep and maintain the foundation, columns, walls, floors, roof and other structural components (collectively, "Structural Components") of the Building in good and serviceable condition. Tenant promptly shall notify Landlord of any maintenance within the Premises that Landlord is obligated to perform pursuant to this Section 4.4.


Section 4.5   Landlord's Insurance.  Landlord covenants to maintain at all
----------------------------------
times during the Lease Term the following insurance:

     (a) an "all risk" property insurance policy (except for the standard exclusions) on the Building and improvements, alterations and additions thereto that are or will become the Landlord's property upon expiration or earlier termination of the Lease Term on a full replacement cost basis; and

     (b) boiler and machinery breakdown insurance coverage on any hot water boilers, rotating electrical machines and miscellaneous electrical apparatus, pumps, compressors, fans and blowers of 15 horsepower or more owned by Landlord located in the Building.

Such policies shall be carried with responsible insurance companies authorized to do business in the state where the Premises are located.


Section 4.6  Enforcement of Legal Requirements.   If any Governing Authority
----------------------------------------------
shall take any enforcement action against Landlord with respect to noncompliance of the Building with Legal Requirements that requires additions, alterations or improvements to the Building or the Land, and the requirement to comply with the Legal Requirements is not required as a result of Tenant's additions, alterations or improvements or Tenant's specific use or manner of occupancy of the Premises (as opposed to any general office use), Landlord shall be responsible for such additions, alterations and improvements to the Building and the Land as may be required to bring the Building and the Land into compliance with the Legal Requirements under which the enforcement action is being brought. Any costs incurred by Landlord (excluding costs for alterations, additions or improvements to the foundation, columns, walls, floors, roof and other structural components pursuant to Section 4.4 of the Lease) to comply with any Legal Requirements shall be part of the Cost Reimbursement.


                      ARTICLE 5.0  HAZARDOUS SUBSTANCES.
                      ---------------------------------


Section 5.1  Hazardous Substances.  The term "Hazardous Substances" as used in
---------------------------------
this Lease shall mean pollutants, contaminates, toxic or hazardous wastes or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Legal Requirement relating to pollution or protection of the environment. Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, there are no Hazardous Substances on or beneath the Building or the Land requiring investigation or remediation under Environmental Laws.



Section 5.2  Permitted Activities and Permitted Materials.  Tenant hereby agrees
---------------------------------------------------------
that (A) Tenant shall not conduct any activity at, in or on the Building or Land that will produce any Hazardous Substances except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided the Permitted Activities are conducted in accordance with all Environmental Laws; Tenant shall be responsible for obtaining any required Authorizations and paying any fees and providing any testing required by any Governmental Authority in connection with the Permitted Activities, (B) the Building or Land shall not be used in any manner by Tenant for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials"), provided i.) for any Permitted Material not associated with ordinary office activities, Tenant shall first obtain Landlord's approval prior to its use, which approval may be withheld in Landlord's discretion and ii.) the Permitted Materials are properly stored in a manner and location complying with all applicable Environmental Laws; Tenant shall be responsible for obtaining any required Authorizations and paying any fees and providing any testing required by Governmental Authority in connection with the Permitted Materials; (C) no portion of the Building or Land shall be used as a landfill or a dump; (D) Tenant shall not install any underground tanks of any type; (E) Tenant shall not cause any surface or subsurface conditions to exist that constitute a public or private nuisance; (F) Tenant shall not bring any Hazardous Substances onto the Building or Land except for the Permitted Materials, and if so brought or found thereon, Tenant, at its sole cost and expense, shall immediately remove, properly dispose of, and diligently undertake all required cleanup procedures pursuant to all Environmental Laws.


Section 5.3   Tenant's Obligations. Landlord or Landlord's representative shall
----------------------------------
have the right, but not the obligation, to enter the Land and Building for the purpose of inspecting the storage, use and disposal of Hazardous Substances to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's reasonable opinion, that any Hazardous Substances are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action, as reasonably requested by Landlord. Should Tenant fail to commence such corrective action as promptly as is reasonably possible, but in no event less than five (5) business days after receiving notice, except in the case of emergencies, following Tenant's receipt of Landlord's written notice therefor Landlord shall have the right to perform the corrective action, and Tenant shall reimburse Landlord upon demand for any and all costs associated with the corrective action. If at any time during or after the Lease Term the Building or Land are deemed by a Governmental Agency to be in violation of an Environmental Law as a result of Tenant's Permitted Activities or Tenant's Permitted Materials or any other Hazardous Substances produced, stored or brought onto the Building or Land by Tenant or Tenant's use or occupancy of, or activity on or about the Building or Land, then Tenant shall diligently institute cleanup procedures, and Tenant shall indemnify, defend and hold harmless Landlord, its lenders and any managing agents of the Premises and their respective officers, directors, partners and employees from and against any and all claims, demands, actions, liabilities, damages (actual or punitive), costs and expenses (including but not limited to attorneys' and consultants' fees) arising from or as a result of Tenant's Permitted Activities, Permitted Materials, any other Hazardous Substances produced, stored or brought onto the Building or Land by Tenant, or Tenant's use or occupancy of or activities on and about the Building or Land, it being the intent of the parties that Tenant's liability hereunder shall be limited to any Hazardous Substances introduced by Tenant or its officers, directors, employees, agents, invitees, guests or contractors during the Lease Term and shall specifically exclude any Hazardous Substances introduced to the Building or Land prior to or following the Lease Term. The foregoing indemnification shall survive the expiration or termination of this Lease.

   During the Lease Term, Tenant shall provide Landlord with written notice (or copies of any written notice) of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, claims, complaints, investigations, judgments, letters, and notices of environmental liens, of which Tenant receives notice (whether verbal or written) from the United States Environmental Protection Agency, Occupational Safety and Health Administration, Maryland Department of Environmental Protection or other federal, state or local agency or authority, or any other entity or individual, concerning (i) any Hazardous Substances and the Building or Land; (ii) the imposition of any lien on the Building or Land; or (iii) any alleged violation of any Environmental Law regarding the Building or Land.


Section 5.4  Landlord's Obligations.  During the Lease Term, Landlord shall
-----------------------------------
provide Tenant with written notice (or copies of any written notice) of any summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, claims, complaints, investigations, judgments, letters and notices of environmental liens, of which Landlord receives notice (whether verbal or written) from the United States Environmental Protection Agency, Occupancy Safety and Health Administration, Maryland Department of Environmental Protection or other federal, state or local agency or authority, or any other entity or individual, concerning (i) any Hazardous Substances and the Premises;
(ii) the imposition of any lien on the Premises; or (iii) any alleged violation of any Environmental Law regarding the Premises.

   Landlord shall defend, indemnify and save Tenant its officers, directors, employees, agents, invitees, guests or contractors, as well as its affiliates, parent and subsidiary companies, harmless from and against any and all claims, demands, actions, liabilities, damages (actual or punitive), cost and expenses (including but not limited to attorneys' and consultants' fees) in connection with the presence of any Hazardous Substances on the Building or Land not caused in whole or in part by Tenant or its officers, directors, employees, agents, invitees, guests or contractors.



                        ARTICLE 6.0  TENANT'S DEFAULT.
                        -----------------------------


Section 6.1    Event of Default.  The occurrence of any of the following shall
-------------------------------
constitute an "Event of Default" by Tenant under this Lease:


     (a) if Tenant shall fail to pay to Landlord when due any payment of Rent or any other payment required by this Lease to be paid to Landlord for five days after written notice of such failure is given to Tenant;

or   (b)  if Tenant shall fail to comply with Subsection 4.1.12 (regarding
Tenant's obligation to maintain insurance);


or   (c)  if Tenant shall fail to perform or observe any of Tenant's other covenants herein (including the rules and regulations referred to in Section 10.1) and such failure shall continue


           (i) for thirty days after written notice of such failure is given to Tenant, or


          (ii) for the amount of time reasonably required to cure such default, in situations where more than thirty days are required to correct such failure, provided Tenant promptly begins such correction after Landlord gives written notice of such failure and Tenant diligently prosecutes the correction to completion;


or   (d)  if this Lease or the estate hereby granted or the unexpired balance of the Lease Term should by operation of law or otherwise, devolve upon or pass to any person other than Tenant except as is expressly permitted by provisions of Subsection 4.1.8;


or   (e)  if the leasehold hereby created shall be taken either by execution arising out of an action against Tenant, or by other process of law;


or   (f)  if any assignment shall be made of Tenant's property for the benefit of creditors;


or   (g)  if a receiver, guardian, conservator, or similar officer shall be appointed to take charge of all or any part of Tenant's property by a court of competent jurisdiction;


or   (h)  if a petition or proceeding is filed against Tenant by others (and not dismissed within sixty days) or is filed by Tenant, or an order for relief is entered with respect to Tenant, under any provision of the federal Bankruptcy Code, 11 U.S.C. Sections 101-151326 & app., or any similar provisions of any future federal bankruptcy law.


       6.1.1  Written Notice of Termination.  If an Event of Default shall
              -----------------------------
occur, Landlord may, whether or not the Lease Term shall have begun, immediately, or at any time while such default exists and without further notice, terminate this Lease by written notice to Tenant, specifying a date on which this Lease shall terminate, and this Lease shall thereupon come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term, and Tenant shall then quit and surrender the Premises to Landlord, it being understood, however, that Tenant shall remain liable as hereinafter provided. If Landlord by notice to Tenant elects that Tenant shall quit the Premises, then Tenant shall quit and peacefully surrender the Premises to Landlord and remove Tenant's goods and effects and yield up the Premises in accordance with Subsection 4.1.5 within five days after the date of termination of this Lease and in default thereof Landlord may upon or at any time after any such termination, Landlord may, without further notice and without prejudice to any other rights and remedies which Landlord may have at law or in equity, (i) enter the Premises and possess itself thereof, by summary proceedings or otherwise, (ii) dispossess

Tenant and remove Tenant and all other persons and property from the Premises, and (iii) have, hold, and enjoy (x) the Premises and (y) the right to receive all rental income of and from the same; but, notwithstanding the foregoing (i),
(ii), and (iii), Tenant shall remain liable to Landlord as provided in this Lease.


       6.1.2  Bankruptcy.  In the case of an Event of Default under Section
              ----------
6.1(h), this Lease shall be deemed rejected if the trustee of Tenant shall fail to elect to assume this Lease within sixty days (or the minimum period of time as may be applicable under law or order of the applicable court) after the earlier to occur of the date of the filing of the petition or the trustee's appointment (as may be applicable). If this Lease is rejected by the trustee of the Tenant or deemed to be rejected, then (i) Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be deemed terminated without prejudice to any remedies which might otherwise be used for arrearage of Rent, for nonpayment of amounts required to be paid by Tenant to Landlord under this Lease, or for preceding breaches of covenant, and (ii) Landlord shall retain the right to be compensated for damages in the bankruptcy proceeding. To be effective, any election by the trustee of Tenant to assume this Lease must be in writing and addressed to Landlord using the address set forth in Section 9.12 and be accompanied by the trustee's commercially adequate assurance to Landlord of the future performance and continuous performance of Tenant's obligations under this Lease; provided, however, that the trustee first shall cure all defaults of Tenant under this Lease and compensate all persons other than Landlord who have incurred or suffered pecuniary losses due to Tenant's default under this Lease before the trustee's assumption of this Lease shall be effective.


Section 6.2  Certain Remedies.  If this Lease is terminated under Subsection
-----------------------------
6.1.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total Basic Rent and additional rent reserved for the residue of the Lease Term, together with the value of all other considerations agreed to be paid or performed by Tenant for said residue, over the rental value of the Premises for said residue of the Lease Term. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as in this Section 6.2 provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting; it being agreed by Tenant that Landlord (a) may relet the Premises or any part or parts thereof, for a term or terms which may, at Landlord's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Lease Term, and may grant such concessions and free rent and provide for such other terms and conditions as Landlord in its sole discretion considers advisable or necessary to relet the same, and (b) may make such alterations, repairs and decorations in the Premises as Landlord in its sole discretion considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or its failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.


       6.2.1  Liquidated Damages.  In lieu of any other damages for Tenant's
              ------------------
breach and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 6.2, Landlord may, by notice to Tenant given at any time after this Lease is terminated under Subsection 6.1.1 or is otherwise terminated for breach of any obligation of Tenant, and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, (i) an amount equal to the aggregate of the Basic Rent and additional rent with respect to the twelve months ended next prior to such termination (or in the event a default occurs during the first twelve months of the Lease Term, an amount equal to the aggregate of an annualized amount of Basic Rent and additional rent accrued under this Lease in the first twelve months), plus the amount of Basic Rent and additional rent of any kind accrued and unpaid at the time of termination, (ii) less the amount of any recovery by Landlord under the foregoing provisions of this Section 6.2 up to the time of payment of such liquidated damages.


       6.2.2   No Limitation.  Nothing contained in this Lease shall, however,
               -------------
limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.


       6.2.3  Right to Equitable Relief.  Landlord shall be entitled to enjoin
              -------------------------
an Event of Default and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not available provided for in this Lease.

Section 6.3   Landlord's Right To Cure Tenant's Default.  If an Event of
-------------------------------------------------------
Default shall occur, Landlord shall have the right, but shall not be obligated, to enter upon the Premises, if necessary, and to cure such Event of Default. In performing such cure, Landlord may make any payment of money or perform any other act. Landlord may, in the event of danger to person or property, the threat of cancellation of insurance, or other emergency, exercise its right of self-help under this Subsection 6.3. with only such notice of default, oral or written, as is practicable in the circumstances, notwithstanding a requirement, if any, for notice of default in any other context. The aggregate of (i) all sums so paid by Landlord (including reasonable counsel fees and expenses), (ii) interest (at the Involuntary Rate) on such sum, and (iii) all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be due and payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of Tenant's obligations under this Lease.


                    ARTICLE 7.0  CASUALTY AND CONDEMNATION.
                    --------------------------------------


Section 7.1  Casualty.  If, during the Lease Term, the Building is totally
---------------------
or partially damaged or destroyed from any cause rendering the Building totally or partially inaccessible or unusable, and the cost of repairing such damage is fully covered by the net proceeds of insurance made available to Landlord, Landlord shall diligently (taking into account the time necessary to effectuate a satisfactory settlement with any insurance companies involved) restore and repair the Premises and/or the Building, as the case may be, to proper condition for use and occupancy to the extent of such net proceeds; provided, however, if such damage or destruction is not reasonably susceptible of being repaired or restored within ninety days after the occurrence of such damage (or, if the casualty occurs within the last two years of the Lease Term (as it may be extended by Tenant's exercise of any option to extend the Lease Term provided for by Section 2.5) within sixty days after the occurrence of such damage), including the time needed for removal of debris, preparation of plans and issuance of all required Authorizations, but excluding the time needed to reach an insurance settlement, or if the net proceeds of insurance made available to Landlord do not fully cover the cost of repairing such damage and Landlord does not elect to do so, Landlord or Tenant may, within forty-five days after the occurrence of such damage, terminate this Lease by giving notice of termination to the other and specifying in such notice the effective date of such termination. If this Lease is terminated pursuant to this Section, all Basic Rent and additional rent payable hereunder shall be paid to the date of such termination of this Lease; provided, however, that with respect to space rendered inaccessible or unusable, Basic Rent and additional rent hereunder shall be abated as of the date the damage occurred, an equitable apportionment between the space rendered inaccessible or unusable and the remainder of the space to be based upon the criteria provided below. Following any termination of this Lease as aforesaid, Tenant shall have no further rights or remedies as against Landlord pursuant to this Lease or otherwise. If this Lease is not terminated as a result of such damage, this Lease shall continue in full force and effect and a just and proportionate part of the Basic Rent and additional rent shall, according to the nature and extent to which the Premises shall have been so rendered inaccessible or unusable, be suspended or abated until the Premises shall have been restored to proper use and occupancy as aforesaid. Whether or not Landlord elects not to terminate this Lease, Landlord shall be entitled to receive directly from the insurer all insurance proceeds resulting from or related to the casualty. In no event shall Landlord be required to spend an amount to restore the portion of the Premises affected by a casualty in excess of the net amount (after expenses of collection) of the insurance proceeds received by Landlord. Tenant shall notify Landlord immediately of any damage or destruction within the Premises or Building of which Tenant becomes aware.


Section 7.2  Tenant's Property.  If Landlord repairs and restores the Premises
------------------------------
as provided in Section 7.1, Landlord shall not be required to repair or restore any improvements or alterations made by or at the expense of Tenant or any trade fixtures, furnishings, equipment or personal property belonging to Tenant. It shall be Tenant's sole responsibility to repair and restore all such items.


Section 7.3  Taking.  If the whole or a substantial part of the Premises or the
-------------------
Building (as hereinafter defined) shall be taken or condemned by any Governmental Authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in such Governmental Authority, and all Basic Rent and additional rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises or the Building is taken or condemned by any Governmental Authority for any public or quasi-public use or purpose (including a sale thereof in lieu of such a taking), this Lease shall continue in full force and effect, but the Basic Rent and the additional rent thereafter payable hereunder shall be equitably adjusted as of the date title vests in the governmental or quasi-governmental authority. For purposes of this
Section 7.3, a "substantial part of the Premises or the Building" shall be considered to have been taken if any part of the Building is rendered unusable as a result of such taking.


Section 7.4  Awards.  All awards, damages and other compensation paid by the
-------------------
condemning authority on account of such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord; Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, damages and other compensation, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time reasonably request. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense (but excluding any additions, improvements or alterations made to the Premises by Tenant) and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.


                        ARTICLE 8.0   SECURITY DEPOSIT.
                        ------------------------------

Section 8.1    Security Deposit; Amount, Form.  Simultaneously with the
---------------------------------------------
execution of this Lease, Tenant shall deliver to and deposit with Landlord a security deposit ("Security Deposit") in the amount specified in Section 1.1. Landlord shall keep the Security Deposit throughout the Lease Term and for sixty days after (i) the Lease Expiration Date of the Lease Term or (ii) the earlier termination of the Lease Term, except that if such earlier termination is based on Tenant's default, Landlord shall retain (or use, as applicable) the Security Deposit until sixty days after the date when the Lease Term would have expired had it not been earlier terminated. As part of the Security Deposit Tenant shall also provide to Landlord prior to Lease Commencement, or Tenant's occupying the Leased Premises at Tenant's sole cost and expense an irrevocable letter of credit issued by a financial institution satisfactory to Landlord in Landlord's sole discretion ("Letter of Credit") the terms of which are detailed in Exhibit G attached hereto in favor of Landlord equal to One Million Dollars ($1,000,000.00). The Letter of Credit can be drawn upon by Landlord in the event Tenant fails to make payments of Basic Rent, Additional Rent pursuant to Article 3 and other expenses incurred Tenant in the operation of the Premises under this Lease. The amount of the Letter of Credit shall be reduced in equal proportion to Tenants payment of Base Rent commencing with October December, 1997 Basic Rent payment.


Section 8.2    Use of Security Deposit Upon an Event of Default.  If, and as
---------------------------------------------------------------
soon as, there shall exist an Event of Default under this Lease (and on the occasion of each Event of Default if there shall be more than one), Landlord may draw upon the Security Deposit at any time and from time to time in such amount or amounts as may be necessary to cure the default or to reimburse Landlord for any sum(s) which Landlord may have spent to cure the default(s), and if Landlord has terminated this Lease for Tenant's default(s), Landlord may also draw upon the Security Deposit in such amount (or all) as may be necessary to obtain any amounts from time to time owed to Landlord by Tenant after termination under
Article 6.0 or otherwise. In the case of each such drawing (except a drawing occurring after termination or expiration of this Lease), Tenant shall, on demand, cause the Security Deposit to be reinstated to the full amount specified in Section 1.1. If thirty days after the end of the Lease Term, no Event of Default shall exist, the Security Deposit, or any balance thereof, shall be returned to Tenant, but not otherwise. Landlord shall have the right, in the Event of Default by Tenant and termination of this Lease, to draw on all of the Security Deposit and apply it from time to time against Landlord's damages.


                         ARTICLE 9.0  GENERAL MATTERS.
                         ----------------------------


Section 9.1  Condition of Premises.  TENANT ACKNOWLEDGES THAT TENANT IS TAKING
----------------------------------
THE PREMISES "AS IS," AND LANDLORD DISCLAIMS ANY WARRANTY OF SUITABILITY OF THE PREMISES FOR USE BY TENANT, Tenant acknowledges that Landlord has not made any representation or warranty, express or implied, as to the condition of the Premises (except for the heating, ventilating and air conditioning equipment, plumbing, (including sprinklers), electrical systems and elevator, which Landlord represents is in good operating condition ), the fitness of the Premises for any particular use, or the likelihood or ability of Tenant to obtain any Authorizations required for Tenant's use of the Premises. No variations of the condition of the Premises from Tenant's expectations, nor any unfitness of the Premises for any particular use nor any inability or failure of Tenant to obtain any Authorizations, shall entitle Tenant to refuse to accept the Premises, or to quit, terminate, or surrender this Lease, nor relieve Tenant from the obligation to pay the Rent in full, without offset or counterclaim, or from any of Tenant's other obligations under this Lease.


Section 9.2   Mortgage Provisions.  The term "Mortgage" shall mean any one or
---------------------------------
more mortgages or deeds of trust or ground leases which may now or hereafter affect Landlord's interest in the Building or the Land and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

       9.2.1  Lease Subordinate. This Lease shall be subject and subordinate to
              -----------------
any Mortgage now or hereafter encumbering the Land and/or Building or any portion thereof, provided that the holder thereof enters into an agreement with Tenant by the terms of which the holder will agree not to disturb the rights of Tenant under this Lease and to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of the Premises by such holder through foreclosure of such Mortgage or transfer by deed in lieu thereof. In the event that the holder of a Mortgage or any purchaser at a foreclosure sale or otherwise (a "Successor") shall succeed to the interest of Landlord, then Tenant shall and does hereby agree to attorn to such Successor and to recognize such Successor as its landlord. A Successor shall not, except to the extent consented to in writing by itself or any predecessor Successor, be:

   (a) liable for any act or omission of a prior landlord (including Landlord);
or

   (b) subject to any offset or defenses which Tenant might have against any prior landlord (including Landlord); or

   (c) bound by any Rent which Tenant might have paid more than 30 days in advance to any prior landlord (including Landlord); or

   (d) bound by any agreement or modification of this Lease made without the consent of the holder of the Mortgage pursuant to which the Successor has taken title; or

   (e) liable for any fact or circumstance or condition to the extent existing or arising prior to such Successor's succession to the interest of Landlord under this Lease and such Successor further shall not be liable except during and with respect to the period of time, if any, during which such Successor is the owner of the Landlord's interest in the Building and in any event only to the extent set forth in Section 9.14.

       9.2.2 Lease Superior. Notwithstanding the foregoing, the holder of a
             --------------
Mortgage may at its election subordinate the same to this Lease without the consent or approval of Tenant. Any such Mortgage to which this Lease shall subordinate may contain such terms, provisions and conditions as the holder reasonably deems usual or customary.

       9.2.3   Self-Operative.  This Section 9.2 shall be self-operative.
               --------------
Tenant agrees to execute and deliver promptly any appropriate instruments requested by Landlord or the holder of any Mortgage to carry out the subordination, nondisturbance and attornment agreements contained in this
Section 9.2.

       9.2.4 Notice to Mortgagee and Ground Lessor. After Tenant has received written notice of a Mortgage covering all or part of the Building or the Land, no notice from Tenant to Landlord of a default by Landlord shall be effective unless and until a copy of the same is given to the holder of the Mortgage and the curing of any of Landlord's defaults by such holder shall be treated as performance by Landlord.

Section 9.3  Approvals by Landlord. Any approvals by Landlord required or
----------------------------------
permitted under this Lease (including the Exhibits), including but not limited to, any approvals of information or materials submitted to Landlord from time to time during the Lease Term, shall not constitute or be relied upon by Tenant as a judgment by Landlord that the matters approved are appropriate or suitable for their intended purposes nor that any such matters comply with Legal Requirements or Insurance Requirements. Neither Landlord nor its agents, employees or consultants shall, in connection with any such approval, be liable directly or indirectly for any loss, cost, expense, claim or damage caused by or which may arise as a result of or be caused by the matter approved.

Section 9.4  Access to Premises; Landlord's Right to Repair
-----------------------------------------------------------.

       9.4.1  Viewing, Inspecting, Repairing. Landlord and Landlord's agents
              ------------------------------
shall have the right, without charge to Landlord and without reduction in Rent, from time to time, at reasonable times and to the extent practicable (and in an emergency, at any time), and after reasonable notice (which may be oral, notwithstanding Section 9.12) to Tenant (except in case of emergency), to enter the Premises and the Building to view the Premises, to inspect the Premises, to make such repairs to the Premises or the Building as Landlord elects (without hereby implying any obligation of Landlord to make repairs). Landlord further reserves the right for Landlord and Landlord's agents to enter the Premises at reasonable times to carry out Landlord's obligations under this Lease. When entering the Premises or the Building, Landlord will, to the extent practicable, do so in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

       9.4.2  Right to Remove Certain Items and Improvements.   Landlord may
              ----------------------------------------------
remove, at Tenant's expense (which expense shall be additional rent), alterations, additions, signs, awnings, aerials, flagpoles, or the like, not made or installed in compliance with the terms of this Lease.

       9.4.3  Right to Affix "For Lease" Sign. Landlord may show the Premises
              -------------------------------
to prospective purchasers and mortgagees at reasonable times upon reasonable prior notice (which may be oral, notwithstanding Section 9.12) and may keep a "For Sale" sign upon the Premises (in an area mutually agreed upon between Landlord and Tenant) a notice for selling at any time during the Lease Term and may show the Premises to prospective tenants and may keep affixed to any suitable part of the Premises or the Building a notice for letting during the twelve months preceding the expiration of the Lease Term.

Section 9.5  Late Payments, Additional Rent.  If any installment of Rent or
             ------------------------------
any other payment to be made by Tenant to Landlord under this Lease is not received by Landlord within ten days after the due date or date of demand as the case may be, then in such event, as a late charge and as additional rent hereunder, Tenant shall pay to Landlord (together with such installment or payment) an administrative fee of three percent (3%) of the unpaid installment or payment, plus interest on the unpaid installment or payment at the Involuntary Rate, and computed from the due date or date of demand, as the case may be, through the date that the installment or payment is received by Landlord. Tenant shall not be required, however, to pay interest at a rate in excess of that permitted by applicable law.

Section 9.6  Cumulative Effect.  Any and all rights, powers, and remedies
------------------------------
which either Landlord or Tenant may have under this Lease, at law, in equity and by statute or otherwise shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of the same may be exercised at the same time.

Section 9.7  Estoppel Certificates.  Tenant shall, from time to time, within
----------------------------------
fifteen days after a request by Landlord, execute and deliver to Landlord a so-called "estoppel certificate," in form reasonably satisfactory to Landlord, as to the status (i) of this Lease, (ii) Rent and other payments due hereunder,
(iii) defaults hereunder known of Landlord, (iv) any claims or counterclaims, defenses, or offsets which Tenant may have, and (v) all other matters required by any mortgagee or prospective mortgagee or prospective purchaser, and such matters as Landlord may reasonably request; and any such certificate may be relied upon by Landlord, any prospective purchaser or mortgagee of all or any part of the Premises, any party proposing to acquire any other interest in or with respect to the Premises, and any person to whom the certificate is exhibited or delivered.


Section 9.8  Broker.  Landlord and Tenant each represent and warrant to the
-------------------
other that neither of them has employed or dealt with any broker, agent or finder other than the Broker in carrying on the negotiations relating to this Lease. Tenant shall imdemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder (other than the Broker) engaged by Tenant or with whom Tenant has dealt. Similarly, Landlord shall indemnify and hold Tenant harmless from and against any claims asserted by any broker, agent or finder engaged by Landlord or with whom Landlord has dealt. The representations and warranties contained in this Section 9.8 shall survive any termination of this Lease. As between Tenant and Landlord, Landlord shall be responsible to pay any brokerage commission that may be due to the Broker in connection with this Lease

Section 9.9  When Lease is Binding on Landlord.
----------------------------------------------

   (a) Neither the submission of this Lease by Landlord to Tenant, nor Tenant's execution and delivery thereof to Landlord, nor any communications to date between Landlord and Tenant, whether oral or written, shall constitute, or evidence, any agreement on Landlord's part or confer any rights on Tenant. Tenant shall transmit to Landlord with this Lease after it has been executed and acknowledged by Tenant all corporate votes, authorizations, certificates of insurance, and other certificates as may reasonably be requested by Landlord. Landlord is to be bound to Tenant with respect to this Lease and the Premises only if and when Landlord delivers to Tenant a copy of this Lease executed by Landlord and Tenant has delivered to Landlord the Security Deposit required under Article 8.0.

   (b) If in connection with or as a consequence of the sale, transfer, or other disposition of the Premises, Landlord ceases to be the owner of the reversionary interest in the Premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder arising after Landlord ceases to be the owner of the reversionary interest in the Premises on the part of the Landlord thereafter to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, perform, and observe, any and all of such covenants and obligations of Landlord.

Section 9.10  Holding Over.  If Tenant occupies (or claims the right to
--------------------------
occupy) the Premises after the Lease Expiration Date (or earlier termination of this Lease) without having entered into a new lease of the Premises with Landlord, Tenant shall be a tenant-at-sufferance only, shall be subject to all of the terms and provisions of this Lease, and shall pay as use and occupation each month an amount equal to the same Basic Rent as was payable for the last month of the Lease for the first two (2) months of such hold over period and twice the monthly Rent payments in effect for the last full calendar month preceding the Lease Expiration Date (or the date of earlier termination) thereafter for each month of the remainder of the holdover period. Such a holding over, even if with the consent of Landlord, shall not constitute a tenancy at will or an extension or renewal of this Lease, and shall not diminish or affect Landlord's right to recover possession of the Premises by self help, re-entry by summary proceedings or otherwise, the provisions of this Lease, judicial process, or otherwise. Tenant shall indemnify and hold harmless Landlord from and against all loss, cost, liability, damages and claims incurred by Landlord as a result of any holding over by Tenant, including, without limitation, all court and arbitration costs, attorneys' fees and expenses and any other expenses of litigation or arbitration plus any damages on account of inability to deliver possession of the Premises to any successor tenant.

Section 9.11  Captions; Rules of Construction.  The captions in this Lease are
---------------------------------------------
for convenience of reference only and shall not define or limit the contents of this Lease nor be used in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing herein shall be construed to refer to the person or persons, natural or corporate, named above as Landlord or as Tenant, as the case may be, and the heirs, executors, administrators, successors, and assignees of such person or persons and those claiming through or under them or any of them, subject to the limitations on Assignment and Subletting set forth herein. If Tenant consists of more than one person, the obligations of all such persons as Tenant are joint and several. References to an Article include all Sections of the Article; references to a Section (e.g., Section 6.1) include all Subsections (e.g., 6.1.1, 6.1.2, 6.1.3) thereof. Wherever in this Lease it is provided that Landlord's consent or approval is required, Landlord shall have the right to withhold such consent or approval arbitrarily unless otherwise specifically provided to the contrary. In this Lease (a) the use of the terms "include," "includes," or "including" means "include without limitation," "includes without limitation," or "including without limitation," respectively, as the case may be; (b) the word "or" is used in its inclusive sense, i.e., when the word "or" is used in this Lease to describe a result occasioned by the occurrence of any of multiple specified events or conditions, the result shall also be occasioned by the occurrence of more than one of the events or conditions, unless the context otherwise indicates; (c) "may" is used in the permissive sense, creates discretionary authority and does not impose a duty; (d) "shall" is used in the imperative sense and imposes a duty; (e) a statement or definition followed by a listing of examples shall not invoke ejusdem generis, i.e., the examples are descriptive only and shall not limit the generality of the statement or definition; and (f) where a general category is described by specific examples introduced by "including," the listing of the specific examples shall not be interpreted to be exhaustive.

Section 9.12  Notices.  Unless otherwise specified herein, any notice or
---------------------
demand to be given
hereunder shall be in writing and signed by the party or the party's attorney and shall be deemed to have been given (a) when delivered, if delivered by hand,
(b) if sent by reputable overnight delivery or courier service (e.g. Federal Express) providing for receipted delivery, upon delivery or refusal, or (c) if sent by certified or registered mail, return receipt requested, postage prepaid, upon receipt or refusal, addressed as follows:

if to Landlord, at Landlord's address as follows:

                Digital Equipment Corporation
                305 Rockrimmon Boulevard
                Colorado Springs, Colorado 80919-2398
                Attention Lease Administrator, M/S CXO3-1/D12

with a copy to: Digital Equipment Corporation
                111 Powdermill Road
                Maynard, Massachusetts  01754
                Attention: Law Group Manager

or if to Tenant, at either the Tenant's Mailing Address set forth in Article 1.0 or to the Premises.

By such notice, either party or such party's attorney may specify a new address and/or a new party to receive a copy of notices, which thereafter shall be used for subsequent notices.

Section 9.13  No Waiver, No Exhaustion of Landlord's Rights.  No consent or
-----------------------------------------------------------
waiver, express or implied, by Landlord, to or of any breach of any covenant, condition, or duty of Tenant, shall be construed as a consent to or waiver of any other breach of the same or any other covenant, condition, or duty. If for any reason Landlord consents to or acquiesces to an act of or request of Tenant which is prohibited, restricted, or governed by law or this Lease, the exercise of the right (or acquiescence) shall not exhaust the right; rather, Landlord shall continue to have, enjoy, and be able repeatedly and from time to time to exercise (or withhold exercise of) its rights to give or withhold consents to, or to prohibit, as the case may be, similar acts or requests including the right to prohibit Assignment and Subletting. The delivery of keys to Landlord shall not operate as a termination of this Lease or a surrender of the Premises.

Section 9.14  Landlord Liability.   A landlord hereunder shall be liable
--------------------------------
under Landlord's covenants and agreements only with respect to the period during which such landlord is owner of the Premises. Any recovery against Landlord shall be limited to Landlord's interest in the Premises, the Building and the Land and not to any other assets of Landlord.

Section 9.15  No Invalidity.  If any term of this Lease, or the application
---------------------------
thereof to any persons or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

Section 9.16  No Recording.  Tenant shall not record this Lease.  If the
--------------------------
Lease Term (including any Extension Term provided for by Section 2.5) is seven years or longer, at the request of either party, the parties shall execute and record with the Registry of Deeds (or file with the Registry District of the Land Court, as the case may be) a notice of lease with respect to this Lease. If the Lease Term terminates prior to the Lease Expiration Date, Tenant shall, within five days after Landlord's request, execute and deliver a termination of any notice of lease so recorded or filed, together with such evidence of authority as may be necessary or appropriate for recording or filing thereof.

Section 9.17  Enforcement Costs; No Jury Trial or Counterclaims.  Landlord and
---------------------------------------------------------------
Tenant each shall pay all reasonable costs incurred by the other in connection with the successful enforcement from time to time of any obligation under this Lease (including, without limitation, reasonable attorneys' fees and costs). Tenant and Landlord each waive all right to a jury trial in any action seeking enforcement of the terms and condition of this Lease. Tenant further waives the right to make any counterclaim in a summary proceeding brought by Landlord for possession of the Premises, non-payment of rent or other default by Tenant under this Lease.

Section 9.18  Interruption in Services and Utilities; Landlord's Right to Erect
--------------------------------------------------------------------------------
Obstructions. Landlord shall not be under any duty to supply or continue at
------------
any time any heat, light, electricity, water, gas, elevator, janitor, or other services to the Premises or the Building, except as may be expressly agreed herein. Landlord shall not be liable to Tenant if the quality or quantity of electric power or any other utility service available to the Premises is or becomes unsuitable for Tenant's needs. Landlord reserves the right to erect any gate, chain or obstruction to close off any portion of the Premises to the public at any time to the extent necessary to prevent dedication thereof to public use or to prevent an acquisition of private rights and easements by prescription or adverse possession.

Section 9.19  Effect of Unavoidable Delays.  If either party to this Lease,
------------------------------------------
as the result of any (i) strikes, lockouts, or labor disputes; (ii) inability to obtain labor or materials, or reasonable substitutes therefor; (iii) acts of God, governmental action, condemnation, civil commotion, fire, or other casualty, (iv) trouble in obtaining fuel, electricity, water, sewer, or telecommunication services or supplies from sources from which they are usually obtained for the Building; or (v) other conditions similar to those enumerated in this Section beyond the reasonable control of the party obligated to perform, fails to perform punctually any obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of the delay occasioned by any event described above. Notwithstanding anything herein contained, however, the provisions of this Section shall not be applicable to Tenant's obligation to pay Rent under Article 3.0, or Tenant's obligation to pay any other sums, monies, costs, charges, or expenses required to be paid by the Tenant under this Lease.

Section 9.20  Quiet Enjoyment.  Landlord covenants with Tenant that if and so
-----------------------------
long as there is no Event of Default, Tenant may quietly hold, occupy, and enjoy the Premises during the Lease Term from and against any party claiming by, under or through Landlord, subject nonetheless, to all of the provisions, terms, and conditions of this Lease; any superior leases; any superior mortgages, the easements, encumbrances, and rights referred to in Section 2.2 and any Legal Requirements; provided however, that as a condition of subordinating it rights hereunder, Tenant shall have the right to obtain from any lender or lessor of Landlord requesting such subordination an agreement in writing providing that as long as Tenant is not in default hereunder, in the event such lender or lessor takes possession of the Premises through foreclosure, granting of a deed in lieu of foreclosure or any other means, this Lease shall remain in full force and effect for the full term and any renewal term hereof.

Section 9.21  Landlord's Default.  Landlord shall not be deemed to be in
--------------------------------
default in the performance of any of its obligations under this Lease unless Landlord shall fail to perform such obligations and such failure shall continue for a period of thirty days (or such additional time as is reasonably required to correct any such default) after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right, for any default of Landlord hereunder, to offset or to interpose any counterclaim in any action or proceeding commenced with respect to this Lease or the tenancy created hereunder, whether to collect any rent due hereunder or to obtain possession of the Premises or otherwise. Tenant further agrees that if Landlord shall have failed to cure any such default within thirty days of such notice to Landlord (or if such default cannot be cured within said time, then within such additional time as may be reasonably necessary to cure such default), then the holder(s) of any Mortgage(s) entitled to notice pursuant to Subsection 9.2.4 shall have an additional thirty days within which to cure such default or if such default cannot be cured within that time, then such additional time following the date that such holder becomes entitled to cure such default as may be reasonably necessary to cure such default (including commencement and prosecution of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

          9.21.1  Tenant's Other Remedies.  Tenant shall be entitled to
                  ------------------------
enjoin a default by Landlord continuing after notice and beyond the applicable cure period and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise, as though no remedies were provided for in this Lease, subject in all cases to Subsection 4.1.11.

Section 9.22 Tenant's Designee.  Tenant shall identify a single individual
------------------------------
from time to time who shall be fully authorized to deal with Landlord with respect to all property management issues concerning this Lease (the "Tenant's Designee"). Tenant may change Tenant's Designee by prior notice to Landlord, from time to time.

Section 9.23   Losses and Claims.  Each party shall give prompt notice to the
--------------------------------
other party of all losses, damages or injuries to any person or to property of Tenant, Landlord or third parties which may be in any way related to this Lease and for which a claim might be made against the other party. Each party shall promptly report to the other party all such claims whether related to matters insured or uninsured. Both parties shall assist and cooperate with any insurance company in the adjustment or litigation of all claims arising under or related to this Lease. This provision shall survive expiration or earlier termination of this Lease.

Section 9.24  Complete Agreement, Amendment, No Representations.  Neither this
---------------------------------------------------------------
Lease nor any provision thereof may be changed, waived, discharged, or terminated orally, but only by an instrument clearly designated an amendment, duly executed by the party against which the enforcement of the change, waiver, discharge, or termination is sought. This Lease supersedes all prior agreements and understandings between the parties concerning the subject matter hereof, and constitutes the complete agreement and understanding between the parties. There are no oral statements or oral agreements modifying or otherwise affecting the subject matter of this Lease. In entering into this Lease Tenant acknowledges that Tenant is not relying on any representations agreements, or promises of Landlord not expressly set forth in this Lease.


                     ARTICLE 10.0  ADDITIONAL PROVISIONS.
                     ------------------------------------

Section 10.1 Tenant Fit-Up; Tenant Fit-Up and Moving Allowance.  Landlord and
--------------------------------------------------------------
Tenant contemplate that Tenant shall perform certain initial tenant improvements provided for by Exhibit E attached hereto ("Tenant's Fit-Up"), subject to the terms and conditions of said Exhibit E and all of the other terms and conditions of this Lease, including, but not limited to, Subsections 4.1.9 and 4.1.10. Landlord shall provide Tenant with an allowance of $5.50 per square foot of Rentable Area of the Premises ("Tenant's Fit-Up Allowance"), payable as provided in Exhibit E. Landlord shall also provide Tenant a moving allowance of $2.00 per square foot of Rentable Area of the Premises ("Moving Allowance"), payable ninety (90) days after the later of the Lease Commencement or Tenant's occupancy of the Leased Premises. Tenant hereby agrees that all Tenant Fit-Up Allowance shall be spent by Tenant not-later-than April 30, 1998. In the event Tenant does not request reimbursement of all of Tenant's Fit-Up Allowance by May 31, 1998 Landlord shall have no obligation to provide the remaining balance the Tenant's Fit-Up Allowance and Moving Allowance.

Section 10.2 Furniture.   Landlord shall furnish for Tenant's use at no cost and
----------------------
expense to Tenant during the term of the this Lease certain furniture ("Furniture") including but not limited to acoustical panels, desks, chairs, credenzas and filing cabinets described and listed on Exhibit "H" Tenant acknowledges and agrees that the Furniture is being provided to Tenant in its "as-is" condition, without warranty or representation, and any warranty of merchantability or fitness is hereby expressly excluded. Tenant shall be responsible to repair and maintain the Furniture during the Term of this Lease and shall return the Furniture to Landlord upon expiration or termination of the Lease in the same like condition in which existed at the Commencement of this Lease, normal wear and tear only excepted. In the event the Building and Land are sold during the Term of this Lease, the Furniture shall be sold and ownership transferred to the Tenant for the sum of One Dollar ($1.00). Tenant shall thereafter be responsible for the removal of the Furniture from the Leased Premises upon Lease Expiration.

EXECUTED as of the date first above written, in multiple counterpart copies each being deemed an original and all of which shall be deemed to constitute one instrument, to be governed by and construed in accordance with the laws of the State of Maryland, to take effect as a SEALED INSTRUMENT.


LANDLORD:                             TENANT:


DIGITAL EQUIPMENT CORPORATION         YURIE SYSTEMS, INC.



By:/s/ Mark A. Coffey                 By:/s/ John J. McDonnell
   ---------------------------------     -------------------------
Name: Mark A. Coffey                  Name: John J. McDonnell

Title: Manager, Real                  Title: Corporate Counsel
       Estate Acquisitions                   & Secretary
       and Dispositions

                                   EXHIBIT B
                                   ---------

                           LEGAL DESCRIPTION OF LAND
                           -------------------------




          Lots numbered One (1) and Two (2) in Block lettered "B", in the subdivision known as "Lots 1 & 2, Block `B' "METRO EAST" as per plat thereof recorded among the Land Records of Prince George's County , Maryland , in Plat Book NLP 100 at Plat 81 20th Election District.

                                   EXHIBIT C
                                   ---------


CONSTRUCTION INSURANCE PROVISIONS
---------------------------------

1.   Minimum Coverages
     -----------------


   (a) Workmen's Compensation Insurance in statutory limits for the State in which the Premises are located, together with "All States" and "Voluntary Compensation" and "Foreign Compensation" coverage;

   (b) Employer's Liability Insurance with a limit of not less than $500,000.00;

   (c) Comprehensive or Commercial Liability Insurance with at least $3,000,000 combined single limit for personal injury/bodily injury and property damage. Coverage must include the following:

        1.  Premises and Operations Liability
        2.  Completed Operations and Products Liability
        3.  Elevators and Hoists Liability
        4.  Independent Contractors and Subcontractors Liability
        5.  Contractual Liability assumed under the Lease
        6.  Personal Injury and Advertisement Liability
        7.  Explosion, Underground and Collapse (XCU) Liability Coverage

        The limit of $3,000,000 may be provided through any combination of primary comprehensive or commercial general liability insurance and excess umbrella liability insurance.

        Landlord and Tenant shall be named as additional insureds in the coverage listed in this subparagraph (c)

   (d) Automobile Liability Insurance with limits of at least $1,000,000 combined for bodily injury and property damage. Coverage must include the following:

        1.  Owned vehicles
        2.  Leased vehicles
        3.  Hired vehicles
        4.  Non-owned vehicles

   (e) Either the Tenant or the general contractor shall carry "All Risk" Installation Floater Insurance or "All Risk" Builder's Risk Insurance or "All Risk" Contractor's Risk

        Insurance, as appropriate, to protect
        Landlord's and Tenant's interests and that of Tenant's contractors and subcontractors during the course of the Construction Work with limits not less than the amount of the construction cost.


2. Tenant shall furnish Landlord with certificates of insurance evidencing such coverage prior to the commencement of the Construction Work. The following statement shall appear in each certificate of insurance provided to Landlord by Tenant hereunder:

   "It is agreed that in the event of any material change in, cancellation or non-renewal of this policy 30 days' prior notice will be given to:

                         DIGITAL EQUIPMENT CORPORATION
                           305 Rockrimmon Boulevard
                     Colorado Springs, Colorado 80919-2398
             Attention: Real Estate Administrator, M/S CXO3-1/D12



3. Tenant shall give prompt notice to landlord of all losses, damages, or injuries to any person or to property of Landlord, Tenant or third persons which may be in any way related to this Lease or for which a claim might be made against Landlord. Tenant shall promptly report to Landlord all such claims of which Tenant has notice, whether related to matters insured or uninsured. No settlement or payment for any claim or loss, injury or damage or other matter as to which Landlord may be charged with an obligation to make any payment or reimbursement shall be made by Tenant without the written approval of Landlord.

4. The carrying of any of the insurance required hereunder shall not be interpreted as relieving Tenant of any responsibility to Landlord.

5. Tenant and Landlord shall assist and cooperate with any insurance company in the adjustment or litigation of all claims arising with respect to the Construction Work.

6. Landlord does not waive any rights which it may have against Tenant and/or its representatives for any loss, expense and damage to persons and property (tangible and intangible) from any cause whatsoever with respect to the Construction Work.

7. Landlord reserves the right to increase the coverage limits required hereunder from time to time to reflect inflation or industry practice.

                                   EXHIBIT E
                                   ---------


                                TENANT'S FIT-UP
                                ---------------


    1.  Preliminary Plans and Specifications--Preparation.  Within thirty (30)
        -------------------------------------------------
days after the Date of this Lease, Tenant shall prepare and deliver to Landlord for its approval one copy of preliminary plans and specifications and preliminary cost estimates for Tenant's Fit-Up and such information as Landlord reasonably may request with regard to the insurance to be carried by Tenant with respect to Tenant's Fit-Up. Within five (5) business days after receipt of the preliminary plans and specifications and preliminary cost estimates, Landlord shall approve the preliminary plans and specifications and preliminary cost estimates and insurance arrangements or deliver to Tenant its specific objections to the preliminary plans and specifications and preliminary cost estimates and insurance arrangements, together with its proposed solution to the objection. If the parties are unable to resolve Landlord's objections to the preliminary plans and specifications and preliminary cost estimates and insurance arrangements within ten (10) business days after Landlord has received notice of the objections, either party thereafter may terminate this Lease by giving notice to the other party at any time prior to resolution of Landlord's objections. Landlord's approval of Tenant's preliminary plans and specifications and insurance arrangements shall not be unreasonably withheld or delayed. As part of Landlord's approval of Tenant's preliminary plans and specifications, Landlord shall designate those portions of Tenant's Fit-Up to remain in the Premises and those to be removed by Tenant upon expiration or earlier termination of the Lease Term pursuant to the terms of Subsection 4.1.5.

   2.   Final Plans and Specifications and Working Drawings--Preparation.
        ------------------------------------------------------------------
Within thirty (30) days after the preliminary plans and specifications and preliminary cost estimates have been approved, Tenant at its cost shall prepare and deliver to Landlord one copy of final plans and specifications and working drawings (based on the approved preliminary plans and specifications and preliminary cost estimates) for Tenant's Fit-Up. Tenant shall obtain a building permit based upon the final plans and specifications and working drawings and such other permits and approvals as may be necessary for Tenant's Fit-Up construction of the Building and related improvements from all appropriate government agencies, and after the building permit has been issued and the other permits and approvals obtained, a copy of the final plans and specifications and working drawings shall be initialed and dated by the parties. Tenant shall exercise due diligence in attempting to obtain the building permit and any such approvals.

    3.  Tenant's Covenant to Construct.  Tenant shall construct Tenant's Fit-Up
        ------------------------------
substantially in accordance with the approved final plans and specifications and working drawings. Tenant promptly shall commence Tenant's Fit-Up in each portion of the Premises upon delivery of possession to Tenant and thereafter diligently prosecute Tenant's Fit-Up to completion, subject to Section 9.19 of this Lease. Any change orders, other than change orders of an immaterial nature, shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld or delayed. Tenant shall construct Tenant's Fit-Up with first-class workmanship and materials and in compliance with all applicable Legal Requirements and Insurance Requirements and shall procure, maintain and observe any and all Authorizations required by construction of Tenant's Fit-Up. In undertaking Tenant's Fit-Up, Tenant shall comply with the requirements of Subsections 4.1.9 and 4.1.10 of the Lease, other than the provisions thereof requiring Landlord's prior approval of Tenant's Fit-Up, which shall be governed by this Exhibit E. At Landlord's request, Landlord's representative may attend all construction meetings with respect to Tenant's Fit-Up, and Tenant shall give Landlord reasonable prior notice of such construction meetings for that purpose.

    4.  No Landlord's Work.  Landlord shall have no obligation whatsoever to
        ------------------
prepare or construct any improvements in, on or about the Land or the Building for Tenant's occupancy.

    5.  Contractors and Subcontractors.  Any general contractor(s) or
        ------------------------------
subcontractor(s) used by Tenant to perform Tenant's Fit-Up shall be subject to Landlord's prior approval in accordance with Subsection 4.1.9 of the Lease.

    6.  Tenant's Fit-Up Allowance.  Tenant's Fit-Up Allowance shall be applied
        -------------------------
by Tenant towards the actual Total Cost of Construction. The actual Total Cost of Construction shall be the sum of the following:

        (a) Payments made to contractors and subcontractors performing construction work in connection with Tenant's Fit-Up;

        (b)  Fees for building permits, licenses, and inspection;

        (c) Fees of engineers, surveyors, and architects providing professional services in connection with Tenant's Fit-Up;

        (d)  Insurance premiums paid by Tenant during the construction period;

        (e) Premiums for contractor's faithful performance and for mechanics' lien bonds;

        (e) Costs of Tenant's building, directional and exterior signs;

         and;


        (f) Such other costs as reasonably may be incurred by Tenant in connection with

   Tenant's Fit-Up.



Landlord shall have the right to inspect Tenant's books and records relating to Tenant's Fit-Up, in order to verify the Total Cost of Construction. Upon completion of Tenant's Fit-Up, Tenant shall deliver to Landlord certifications of Tenant and Tenant's architect and contractor(s) that Tenant's Fit-Up has been performed in accordance with applicable Legal Requirements and in accordance with the plans for such work that have been approved by Landlord and a certificate of occupancy.



   7.  Payment of Tenant's Fit-Up and Moving Allowance.  Landlord shall pay to
       -----------------------------------------------
Tenant the Tenant's Fit-Up Allowance within twenty business days after (i.) receipt of invoice from Tenant for those items specified in Paragraph 6 above, (ii.) satisfactory evidence of release of all mechanic and other liens and (iii.) submission of "As-built" construction drawings with respect to Tenant's Fit-up in print form. Landlord shall pay to Tenant the Move Allowance within the later of ninety days after Tenant's occupancy of the Leased Premises, or ninety days after Lease Commencement pursuant to Article 10.1.

   8.  Bids.  Tenant shall competitively bid the general contract for Tenant's
       ----
Fit-Up and shall obtain bids from not less than three (3) general contractors authorized to do business in the area of the Premises.

   9.  Certificate of Occupancy; As-built Drawings.  Upon completion of
       -------------------------------------------
Tenant's Fit-Up, Tenant shall deliver to Landlord copies of the certificate of occupancy of Tenant's Fit-Up, together with Tenant's architect's certificate of completion for such Core. Upon completion of Tenant's Fit-Up, Tenant shall provide Landlord with two sets of "As-built" construction drawings with respect to Tenant's Fit-Up in print format.

   10.  Construction Representative.  Landlord and Tenant each shall designate
        ---------------------------
an individual as a "Construction Representative" who shall be responsible and authorized to give and receive all communications with respect to construction of Tenant's Fit-Up. Either party may change its Construction Representative by written notice to the other from time to time. Landlord's initial Construction Representative is Mr. Mark Coffey . Tenant's initial Construction Representative is Ms. Barbara Abbott.